EXHIBIT 10 (b)

THIS MORTGAGE IS BEING PROVIDED AS ADDITIONAL COLLATERAL TO SECURE THE SAME INDEBTEDNESS SECURED BY THAT CERTAIN MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING WITH ABSOLUTE ASSIGNMENT OF RENTS AND LEASES, OF EVEN DATE HEREWITH, BY BT ORLANDO LIMITED PARTNERSHIP IN FAVOR OF THE MORTGAGEE (AS HEREIN DEFINED), RECORDED IN OFFICIAL RECORDS BOOK 6361, PAGE 6248, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA (THE "BT ORLANDO MORTGAGE"). DOCUMENTARY STAMP AND INTANGIBLE TAXES IN THE REQUISITE AMOUNTS WERE PAID IN CONJUNCTION WITH THE RECORDATION OF THE BY ORLANDO MORTGAGE. AS SUCH, NO ADDITIONAL DOCUMENTARY STAMP OR INTANGIBLE TAXES ARE DUE IN CONNECTION HEREWITH.

THIS IS A BALLOON MORTGAGE SECURING A VARIABLE (ADJUSTABLE) RATE OBLIGATION. ASSUMING THAT THE INITIAL RATE OF INTEREST WERE TO APPLY FOR THE ENTIRE TERM OF THE MORTGAGE, THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY WOULD BE APPROXIMATELY $10,000,000.00, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE. THE ACTUAL BALANCE DUE UPON MATURITY MAY VARY DEPENDING ON CHANGES IN THE RATE OF INTEREST.

MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING WITH ABSOLUTE ASSIGNMENT OF RENTS AND LEASES

MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING WITH ABSOLUTE ASSIGNMENT OF RENTS AND LEASES

THIS DOCUMENT ALSO CONTAINS A FINANCING STATEMENT FILED AS A FIXTURE FILING IN ACCORDANCE WITH SECTION 679.313 OF THE FLORIDA UNIFORM COMMERCIAL CODE AND IS TO BE RECORDED IN THE OFFICE WHERE A MORTGAGE ON THE REAL ESTATE ENCUMBERED HEREBY WOULD BE RECORDED.

           THIS MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING WITH ABSOLUTE ASSIGNMENT OF RENTS AND LEASES ("MORTGAGE"), is made this 1st day of October 2001, by THACKERAY CORPORATION, a Delaware corporation ("MORTGAGOR"), whose mailing address is 509 Madison Avenue, Suite 1714, New York, New York 10022 to CANPARTNERS REALTY HOLDING COMPANY IV LLC, a Delaware limited liability company ("MORTGAGEE"), whose mailing address is 9665 Wilshire Boulevard, Suite 200, Beverly Hills, California 90212, its successors and assigns.

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

           In addition to any other terms defined herein, within this Mortgage, unless otherwise required by the context, the following terms shall have the meanings indicated, any capitalized term not defined herein shall have the same meaning as set forth in the Loan Agreement (as hereinafter defined):

           1.01 Accounts Receivable means all right, title and interest of Mortgagor arising from the operation of the Property in and to all payments for goods or property sold or leased or for services rendered in connection with the Property and/or any Improvements, but not otherwise, whether or not yet earned by performance, and not evidenced by an instrument or chattel paper, including, without limiting the generality of the foregoing, (i) all accounts, contract rights, book debts, and notes arising from any operations on the Property and/or any Improvements or arising from the sale, lease or exchange of goods or other property in connection with the Property and/or any Improvements, but not otherwise, and/or the performance of services in connection with the Property and/or any Improvements, but not otherwise, (ii) Mortgagor's rights to payment from any consumer credit charge card organizations or entitles which sponsor and administer such cards as the American Express Card, the Visa Card and the Master Card, but only in connection with the Property and/or any Improvements, (iii) Mortgagor's rights in, to and under all purchase orders for goods, services or other property in connection with the Property and/or any Improvements, but not otherwise, (iv) Mortgagor's rights to any goods, services or other property in connection with the Property and/or any Improvements, but not otherwise, represented by any of the foregoing, (v) monies due to or to become due to Mortgagor under all contracts for the sale, lease or exchange of goods or other property in connection with the Property and/or any Improvements, but not otherwise, and/or the performance of services in connection with the Property and/or any Improvements, but not otherwise, including the right to payment of any interest or finance charges in respect thereto (whether or not yet earned by performance on the part of Mortgagor) and (vi) all collateral security and guaranties of any kind given by any person or entity with respect to any of the foregoing. Accounts Receivable shall include those now existing or hereafter created, substitutions therefor, proceeds (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any and all of the foregoing and proceeds therefrom.

           1.02 Additional Property means all additional estates in the Property and/or any Improvements and development rights in connection with the Property, but not otherwise, hereafter acquired by Mortgagor for use in connection with the Property and/or the development of the Property.

           1.03 Borrower means BT Orlando Limited Partnership, a Florida limited partnership.

           1.04 BT Orlando Mortgage means the Mortgage, Security Agreement, Financing Statement And Fixture Filing by BT Orlando to Mortgagee of even date herewith encumbering the Property described therein.

           1.05 Collateral means, as the context requires, all or any of the Personalty, the Fixtures, the Leases, the Rents, the Property, the Additional Property, the Improvements and the Accounts Receivable.

           1.06 Eligible Assignee means any Person engaged in the business of commercial real estate lending.

           1.07 Fixtures means all materials, supplies, equipment, apparatus and other items now or hereafter owned by Mortgagor and attached to, installed in or used in connection with (temporarily or permanently) any Improvements on the Property, including, but not limited to, any and all partitions; window screens and shades; drapes, carpeting and other floor coverings; sinks; water closets; water basins; faucets and other plumbing fixtures; storm shutters and awnings; pumps; motors; valves; elevators and escalators; engines; wire and wiring; boilers; furnaces; pipes; plumbing; sprinkler systems; irrigation systems; fire extinguishing apparatus and equipment; communication equipment; computers and computerized equipment; security systems and devices; water tanks; heating, ventilating, incinerating, air conditioning and air cooling equipment and systems; gas and electric machinery; disposals, dishwashers, refrigerators, ranges and other appliances; any property listed under the definition of "PERSONALTY" which are fixtures under Florida law; and equipment and facilities of all kinds which constitute fixtures under Florida law as the same may be amended or any successor statute and all replacements and substitutions therefor.

           1.08 Governmental Authority means any and all courts, boards, bureaus, agencies, commissions, departments, offices or authorities of any nature whatsoever of any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

           1.09 Guarantor means (individually or collectively, or both, as the context may require) those persons or entities, if any, now or hereafter guaranteeing repayment of the Indebtedness Secured Hereby (as defined herein), or any portion thereof, and/or satisfaction of, or continued compliance with, the Obligations or any portion thereof.

           1.10 Hazardous Materials has the meaning ascribed thereto in Section
3.20 of this Mortgage below.

           1.11 Impositions means all real estate and personal property taxes, assessments, water, gas, sewer, electricity and other utility rates and charges, charges for any easement, license or agreement maintained for the benefit of the Mortgaged Property, and all other taxes, charges and assessments and any interest, costs or penalties with respect thereto, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied or imposed against, or otherwise related to the Mortgaged Property, the use, occupancy, operation or enjoyment thereof and/or the lien of this Mortgage on the Mortgaged Property or the debt secured hereby.

           1.12 Improvements means any and all buildings, sheds, storage areas, warehousing areas, open or covered parking areas, parking garages or structures, other structures, fences, curbs, walls, sidewalks, walkways, paved parking areas, pavement, recreational facilities, landscaping and all other real property improvements, and any and all additions, alterations, or appurtenances thereto, now or at any time hereafter situated, placed, constructed upon or for the benefit of the Property or any part thereof and shall include, unless the context otherwise requires, all Fixtures.

           1.13 Indebtedness Secured Hereby means: (a) payment of that certain Promissory Note (the "Note") of even date herewith, executed by Borrower, as Maker to the order of Mortgagee, as Holder, in the original principal amount of TEN MILLION DOLLARS ($10,000,000.00) with interest thereon and all other sums payable thereunder according to the terms and conditions thereof, together with any replacements, substitutions, modifications, amendments, extensions or renewals thereof (the "Indebtedness"); and (b) payment to Mortgagee, its successors and assigns, at the times demanded and with interest at the Default Rate (as defined in the Note) in an Event of Default, to accrue from the date of advance, of all sums advanced, if any, in protecting the interests of Mortgagee under this Mortgage and any and all other Loan Documents and payment of insurance premiums covering Improvements, and payment of principal and interest on prior liens, and payment of expenses and attorneys' fees and professionals' fees herein provided for and payment of any fees herein provided for and payment of any Mortgagee's fees herein provided for, and any and all sums advanced under this Mortgage from time to time.

           1.14 Insurance Policies means any policies of insurance required to be maintained by Mortgagor in force and effect on the Mortgaged Property in accordance with section 3.07 hereof.

           1.15 Leases means any and all leases, subleases, licenses, concessions, occupancy, rental and use agreements, registration cards or other agreements (written or oral), now or hereafter in effect which name the Mortgagor as the lessor and grant a possessory interest in and to, or the right to use, occupy or generate income from, in or around the Property and/or any Improvements, or any portion thereof, if any, all extensions, amendments and modifications thereto, whether before or after the filing by or against Mortgagor of any petition for relief under 11 U.S.C. sec. 101 et seq., as the same may be amended from time to time (the "BANKRUPTCY CODE") and all guarantees of, and security for the performance of any of the obligations and payments thereunder.

           1.16 Legal Requirements means: (a) all judicial decisions, ordinances, orders, decrees, rules, regulations, permits, statutes or requirements of any court or Governmental Authority, and any requirements, terms or conditions contained in any restrictions, restrictive covenants, easements, licenses or leases, zoning stipulations, subdivision plats or other instruments or documents affecting all or any portion of the Mortgaged Property and/or the construction, development or use of the Mortgaged Property, including, but not limited to, any of those relating to fire, safety, environmental protection, conservation, parking, or building and sign codes and the Americans with Disabilities Act ("ADA"); and (b) Mortgagor's or any Guarantors' presently or subsequently existing articles or certificate of incorporation, bylaws, partnership agreements, limited partnership certificates, joint venture agreements, limited liability company articles of organization and/or operating agreements, trust agreements or other form of business organization or entity documents.

           1.17 Loan Agreement means that certain Loan Agreement of even date herewith executed by Borrower and Mortgagee.

           1.18 Loan Documents means, collectively, this Mortgage, the BT Orlando Mortgage, the Loan Agreement, financing statements, the Note, the documents referenced in Schedule 1.1 attached to the Loan Agreement and any and all other documents and guarantees now or hereafter executed by Borrower, Mortgagor, or by any other Person to evidence, secure or guaranty the payment of the Indebtedness Secured Hereby (or any part thereof) or the performance and discharge of the Obligations (or any portion thereof).

           1.19 Mortgaged Property means, as required by the context, all or any of the Improvements, Fixtures, Personalty, Property, Additional Property, Leases, Rents and the Accounts Receivable.

           Mortgagor acknowledges that certain of the descriptions of items comprising the Mortgaged Property in the preceding paragraphs may be duplicative or overlapping, and that it is the express intent and agreement of Mortgagor that all of such descriptions (including without limitation any descriptions within a single section or subsection) shall be construed as being cumulative and not limiting. The terms "GOODS," "EQUIPMENT," "INVENTORY," "ACCOUNTS," "INSTRUMENTS," "CHATTEL PAPER," "GENERAL INTANGIBLES," "PROCEEDS" and "PRODUCTS" shall (unless the context clearly indicates otherwise) also have the meanings provided for those terms in the definitions contained in the Uniform Commercial Code as enacted from time to time in the State in which the Property is located (the "UCC").

           Mortgagor further specifically understands and agrees that all right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutions and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by or released to Mortgagor, or constructed, assembled or placed by Mortgagor on the Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction assembly, placement or conversion, as the case may be, and in each such case, without any further grant, encumbrance, conveyance, assignment or other act by Mortgagor, shall become subject to the lien of this Mortgage as fully and completely and with the same effect as though now owned by Mortgagor and specifically described herein, but at any and all times Mortgagor will execute and deliver to Mortgagee, upon request, any and all such further assurances, deeds, conveyances, or assignments thereof or security interests therein as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

           1.20 Mortgagee means the specific Mortgagee named above and any subsequent owner and holder of the Note (as defined below) and the beneficial interest under this Mortgage.

           1.21 Mortgagor's Business means the ownership, management, leasing, maintenance, repair, replacement and operation of the Mortgaged Property for any lawful purpose.

           1.22 Mortgagor means the person named as the "MORTGAGOR" at the outset of this Mortgage.

           1.23 Obligations means any and all of the covenants, warranties, representations and other obligations (other than to repay the Indebtedness Secured Hereby) including but not limited to the Obligations as defined in the Loan Agreement, made or undertaken by Borrower, Mortgagor or any other Person to Mortgagee as set forth in the Loan Documents, but not as to any indebtedness unrelated to the Note or the covenants under the Loan Documents as to the Note and the Collateral, it being the intent that if the Guarantees extend to debt other than the foregoing such debt is not included in the sums secured by this Mortgage.

           1.24 Personalty means all of the right, title and interest of Mortgagor now or hereafter existing in and to the following now or hereafter located in, upon, within or about or used in connection with any construction, use, operation or occupancy of the Property and/or any Improvements and any business or activity conducted thereon or therein, together with all accessories, additions, accessions, renewals, replacements and substitutions thereto or therefor and the proceeds and products thereof: (a) all materials, supplies, inventories, articles of personal property (including, but not limited to, chairs, tables, carpeting, curtains, shades, screens, paintings, hangings, pictures, divans, keys or other entry systems, bars, bar fixtures, liquor or other drink dispensers, icemakers, radios, intercom and paging equipment, computers, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlight equipment, dishwashers, garbage disposals, washers and dryers, furnishings, office supplies, construction materials, vehicles, machinery, computer hardware and software, stationery, maintenance equipment, window washing equipment, repair equipment and other equipment) and other tangible property of every kind and nature whatsoever arising out of or in connection with the Property and/or any Improvements, but not otherwise, owned by Mortgagor, or in which Mortgagor has or shall have an interest; (b) all books, ledgers, records, accounting records, files, tax records and returns, policy manuals, papers, correspondence, and electronically recorded data arising out of or in connection with the Property and/or any Improvements, but not otherwise, (c) all general intangibles, instruments, money, accounts, accounts receivable, notes, certificates of deposit, chattel paper, letters of credit, chooses in action, good will, rights to payment of money, rents, rental fees, equipment fees and other amounts arising out of or in connection with the Property and/or any Improvements, but not otherwise, payable by Persons who utilize the Property or any of the Improvements or paid by persons in order to obtain the right to use the Property and/or any of the Improvements, whether or not so used; (d) trademarks, service marks, logos, copyrights, trade dress, trade names, licenses, sales contracts, advertising materials, deposits, plans and specifications, drawings, working drawings, studies, maps, and surveys arising out of or in connection with the Property and/or any Improvements, but not otherwise, (e) all agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents arising out of or in connection with the Property and/or any Improvements, but not otherwise, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupancy, construction, management or operation of the Property and/or any Improvements and any part thereof or respecting any business or activity conducted on the Property and any part thereof (including, but not limited to any soils, environmental, engineering or other reports, architectural and engineering contracts, construction contracts, construction management contracts, surety bonds, feasibility and market studies, management and operating agreements, service agreements and contracts, landscape maintenance agreements, security service and other services agreements and vendors agreements arising out of or in connection with the Property and/or any Improvements, but not otherwise) and all right, title and interest of Mortgagor therein and thereunder, including, without limitation, the right, upon the happening of any Event of Default hereunder, to receive and collect any sums payable to Mortgagor thereunder; (f) all compensation, awards and other payments or relief (and claims therefor) made for a taking by eminent domain, or by any event in lieu thereof (including, without limitation, property and rights and interests in property received in lieu of any such taking), of all or any part of the Mortgaged Property (including without limitation, awards for severance damages), together with interest thereon, and any and all proceeds (or claims for proceeds) and unearned premiums on any insurance policies covering the Mortgaged Property, together with interest thereon, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; (g) any and all claims or demands against any Person with respect to damage or diminution in value to the Mortgaged Property or damage or diminution in value to any business or other activity conducted on the Property; (h) any and all security deposits, deposits of security or advance payments made to others with respect to: (i) insurance policies relating to the Mortgaged Property; (ii) taxes or assessments of any kind or nature affecting the Mortgaged Property; (iii) utility services for the Property and/or any Improvements; (iv) maintenance, repair or similar services for the Mortgaged Property or any other services or goods to be used in any business or other activity conducted on the Property; (i) any and all authorizations, consents, licenses, permits and approvals of and from all Persons required from time to time in connection with any construction, use, occupancy or operation of the Property, the Improvements, or any business or activity conducted thereon or therein or in connection with the operation, occupancy or use thereof; (j) all warranties, guaranties, utility or street improvement bonds, utility contracts, telephone exchange numbers, yellow page or other directory advertising and the like, arising out of or in connection with the Property and/or any Improvements, but not otherwise, (k) all goods, contract rights, and inventory arising out of or in connection with the Property and/or any Improvements, but not otherwise, (1) all leases and use agreements of machinery, equipment and other personal property arising out of or in connection with the Property and/or any Improvements, but not otherwise (m) all insurance policies covering all or any portion of the Property and/or any Improvements;
(n) any funds held in escrow by Mortgagee or other Person for Mortgagee's benefit arising out of or in connection with the Property and/or any Improvements, but not otherwise, (o) all names by which the Property and/or any Improvements is/are now or hereafter known; (p) all interests in the security deposits of tenants arising out of or in connection with the Property and/or any Improvements, but not otherwise, (q) all management agreements, blueprints, plans, maps, documents, books and Records relating to the Property and/or any Improvements; (r) the proceeds from sale, assignment, conveyance or transfer of all or, any portion of the Mortgaged Property or any interest therein, or from the sale of any goods, inventory or services from, upon or within the Property and/or any Improvements (but nothing contained herein shall be deemed a consent by Mortgagee to such sale, assignment, conveyance or transfer except as expressly provided in this Mortgage); (s) any property listed under the definition of "Fixtures" which are not fixtures under Florida law; (t) all other property arising out of or in connection with the Property and/or any Improvements, but not otherwise (other than that which constitutes "fixtures" under Florida law) of any kind or character as defined in or subject to the provisions of the Uniform Commercial Code, Secured Transactions, as amended; and
(u) all proceeds of the conversions, voluntarily or involuntarily, of any of the foregoing into cash or liquidated claims.

           1.25 Property means the real estate or interest therein described on EXHIBIT "A" attached hereto and incorporated herein by reference; all easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the land described on EXHIBIT "A" and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the land, to the center line thereof and all the estates, rights, title, interests, dower and rights of dower, courtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor in and to the land described on EXHIBIT "A" and any Improvements and every part and parcel thereof, with the appurtenances thereto; all water stock, water and water rights, to the extent the same constitutes any interest in real property; all mineral, oil and gas rights pertaining thereto; all present and future rights under or with respect to: (a) any declarations or restrictions governing or imposing rights or responsibilities on or with respect to any subdivisions, horizontal property regimes, condominiums, planned area developments, planned unit developments or master plans which are partially or wholly located on or affect the real property described in EXHIBIT "A" attached hereto; (b) any design review or architectural review committee and any property owners' or similar association described in or created by the documents referred to in the foregoing clause
(a), together with any voting rights therein; and (c) any and all other documents and instruments and any amendments relating to the operation, organization, control or development of the Property.

           1.26 Rents except to the extent that the same constitute personal property under Florida law, means all income, rents, issues, profits, revenues, deposits, accounts and other benefits from the Property and/or the Improvements and any operations thereon, including, without limitation, all revenue, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of sale, lease, sublease, license, concession or other grant of the right of the possession, use or occupancy of all or any portion of the Property and/or any Improvements, or personalty located thereon, or rendering of services by Mortgagor in connection with the Property and/or any Improvements, or any entity generating such income for the benefit of Mortgagor including, without limitation, any operator or manager of the Property and/or the Improvements or acquired from others including, without limitation, from the rental of any office space, retail space, commercial space, or other space, halls, stores or offices located on the Property including any deposits securing leasing of such space, from the exhibit or sale of space of every kind with respect to the Property and/or any Improvements, from the license, lease, sublease and concessions on the Property and/or the Improvements, from fees and rentals, food and beverage wholesale and retail sales, service charges, vending machine sales arising out of or in connection with the Property and/or the Improvements, but not otherwise, and from proceeds if any, from business interruption or other loss of income insurance relating to the use, enjoyment and occupancy of the Property and/or Improvements and any cash or security deposits in connection therewith, whether paid or accruing before or after the filing by or against Mortgagor of any petition for relief under the Bankruptcy Code.

                                   ARTICLE II

                                      GRANT
                                      -----

           Mortgagor hereby irrevocably grants, conveys, transfers and assigns to Mortgagee, its successors and assigns, in trust, with power of sale and right of entry and possession to the extent that right of entry and possession is hereinafter provided, the Mortgaged Property (other than the Personalty), and grants to Mortgagee a security interest in and to the Personalty for the purpose of securing, in such order of priority as Mortgagee may elect:

          (a) Payment of the Note with interest thereon and all other sums payable thereunder according to the terms and conditions thereof, together with any replacements, substitutions, modifications, amendments, extensions or renewals thereof.

          (b) Payment to Mortgagee, its successors and assigns, at the times demanded and with interest at the Default Rate (as defined in the Note), to accrue from the date of advance, of all sums advanced, if any, in protecting the interests of Mortgagee under this Mortgage and any and all other Loan Documents and payment of insurance premiums covering Improvements, and payment of principal and interest on prior liens, and payment of expenses and attorneys fees and professionals' fees herein provided for and payment of any Mortgagee's fees herein provided for, and any and all sums advanced under this Mortgage from time to time.

          (c) Performance and payment in full when due of all other Obligations.

           PROVIDED HOWEVER, that if Mortgagor shall pay, or cause to be paid, to Mortgagee the Indebtedness Secured Hereby at the time and in the manner stipulated herein, and in the Note, and shall pay and perform all of the Obligations, including, but not limited to payment of all sums under any of the Loan Documents, and no Event of Default hereunder shall then exist, then the estate, right, title and interest of the Mortgagee in the Mortgaged Property shall cease, terminate and become void, and upon proof being given to the satisfaction of Mortgagee that the Indebtedness Secured Hereby has been paid or satisfied, and all of the Obligations paid and performed, and upon payment of all other fees, costs, charges, expenses and liabilities chargeable or incurred or to be incurred by Mortgagee, Mortgagee shall, upon receipt of the written request by Mortgagor, release and discharge this Mortgage of record (but the provisions of Section 3.20 below shall survive any such release or discharge).

                                   ARTICLE III

                                    COVENANTS
                                    ---------

           Mortgagor warrants and represents to, and covenants and agrees with Mortgagee as follows:

           3.01 Title and Property.

          (a) Mortgagor warrants that it has title to an indefeasible fee simple estate in and to the Mortgaged Property, subject to no liens or encumbrances, except only the lien of ad valorem taxes which may be due but not yet payable, the lien of the Senior Mortgage (subject to the Intercreditor Agreement) and those matters set forth on EXHIBIT "B" attached hereto and incorporated herein by reference. Mortgagor further warrants that it has good right and lawful authority to convey the Mortgaged Property in the manner and form herein provided; that Mortgagor has full power and authority to convey the Mortgaged Property in the manner and form herein provided or intended hereafter to be done; that Mortgagor fully and absolutely waives and releases all rights and claims it may have in or to said lands, tenements and property as a homestead declaration or exemption, or other exemption, under and by virtue of any statute or other law of the State of Florida now existing or which may hereafter be passed in relation thereto; that subject to the Senior Mortgage, this Mortgage is and shall remain a valid and enforceable second lien on the Mortgaged Property, subject only to the aforesaid matters; that Mortgagor and its successors and assigns shall warrant and defend the same and the priority of the lien of this Mortgage forever against the lawful claims and demands of all persons whomsoever, and that this covenant shall not be extinguished by any foreclosure hereof but shall run with the land.

          (b) Except as otherwise expressly provided herein, Mortgagor has and shall maintain title to the Collateral including any additions or replacements thereto free of all security interests, liens and encumbrances, other than the Senior Loan, the security interest granted hereunder and other than as disclosed to and accepted by Mortgagee in writing, and has good right to subject the Collateral to the security interest granted hereunder.

          (c) Mortgagor shall, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, assignments, UCC financing statements, notices of assignments, transfers, other documents or instruments and assurances as Mortgagee shall from time to time reasonably require, for the better assuring, conveying, assigning, creating, perfecting, renewing, transferring and confirming unto Mortgagee the Mortgaged Property and rights hereby conveyed or assigned or intended now or hereafter to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention of facilitating the performance of the terms of this Mortgage and, on demand, shall execute and deliver one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property.

          (d) Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter from time to time, shall cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Collateral and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law or order to publish notice of and fully to protect the lien hereof upon the interest of Mortgagee in the Mortgaged Property.

          (e) Mortgagor shall pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any Mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property including the Collateral and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Mortgage, any Mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, including the Collateral or any instrument of further assurance.

          (f) Mortgagor shall do all things necessary to preserve and keep in full force and effect its entity existence, franchises, rights and privileges under the laws of the state of its formation and under the laws of the state in which the Mortgaged Property is located (in whole or in part) and shall comply with all applicable environmental laws (as defined below) and Legal Requirements applicable to Mortgagor or to the Mortgaged Property or any part thereof.

          (g) Mortgagor shall not, without filing the requisite financing statements or amendments thereto in order to continue the perfection and priority of Mortgagee's security interests in the Mortgaged Property, change Mortgagor's name, identity or structure or cause or permit to occur any other event that would require Mortgagee to file a new financing statement under Florida law or any other provisions of the Uniform Commercial Code - Secured Transactions. If Mortgagor does, causes or permits any of the foregoing to occur, without such a filing effective to continue the perfection and priority of Mortgagee's security interests in the Mortgaged Property, such shall constitute an Event of Default hereunder.

          (h) Mortgagor warrants that the Property is assessed for tax purposes as a separate tax parcel that does not include any other property.

          (i) All utility services necessary for occupancy of the Property (including, without limitation, water, storm and sanitary sewer, electric and telephone facilities) are available to the Property.

           3.02 Mortgagor's Business. The Mortgaged Property shall be continuously maintained in a safe and prudent manner by Mortgagor.

           3.03 Regarding Mortgagor.

          (a) Mortgagor is a Delaware corporation. Mortgagor is qualified to do business and is duly authorized and empowered to do business in the State of Florida. Mortgagor has the requisite power and authority to (i) to execute and deliver this Mortgage and the other Loan Documents to which it is a party; and (ii) bind the Mortgagor by entering into this Mortgage and other Loan Documents to which it is a party. The execution and delivery of this Mortgage and the other Loan Documents to which it is a party has been duly authorized by all requisite action of Mortgagor and each is the valid and legally enforceable obligation of Mortgagor, enforceable according to their respective terms.

          (b) Mortgagor is not in default under any agreement to which it is a party, the effect of which will materially or adversely affect performance by Mortgagor of its obligations pursuant to and as contemplated by the terms and provisions of this Mortgage and the other Loan Documents to which it is a party. Neither the execution and delivery of this Mortgage nor compliance with and performance of the terms and provisions hereof, will:
     (i) violate any presently existing Legal Requirement applicable to Mortgagor, or any existing applicable order, writ, injunction or decree of any Governmental Authority, (ii) conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under any indenture, mortgage, instrument, document, agreement, lease, promissory note, or contract of any kind which creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the assets of Mortgagor or to which Mortgagor is a party or by which Mortgagor or any of its assets may be bound, or in the event of any such violation, conflict, inconsistency, breach or default, the required consent or waiver of the other party or parties thereto has been validly granted, is in full force and effect and is valid and sufficient therefor.

          (c) There are no actions, suits, investigations, or proceedings of any kind (including, without limitation, any condemnation or similar action) pending or, to the knowledge of Mortgagor, threatened against or affecting Mortgagor or the Mortgaged Property before any Governmental Authority other than those which may have been disclosed to the Mortgagee in writing.

          (d) Mortgagor shall promptly notify Mortgagee of each and any action, suit or proceeding commenced as a result of injury, damage or liability occurring in, on or about the Property, where the amount in controversy is or could be expected to be in excess of $25,000, and Mortgagor shall, upon Mortgagee's request, at Mortgagor's expense, resist and defend any action, suit or proceeding based thereon, or cause the same to be resisted and defended by counsel designated by Mortgagor or Mortgagor's insurer and approved in writing by Mortgagee, such approval not to be unreasonably withheld, conditioned or delay.

          (e) Mortgagor shall promptly notify Mortgagee if Mortgagor learns of the existence of a state of facts that constitute an Event of Default hereunder.

          (f) Mortgagor shall promptly give written notice to Mortgagee of:

               (i) all litigation affecting Mortgagor other than litigation fully covered by insurance (subject to permitted deductibles) where the amount in controversy is in excess of $25,000;

               (ii) any dispute which may exist between Mortgagor and any Governmental Authority which would have a material adverse effect on Mortgagor or the Mortgaged Property; and

               (iii) any breach or default in the observance of the covenants or obligations set forth in the Senior Loan Documents or any notice provided under or related to the Senior Loan Documents.

          (g) Mortgagor shall obtain, preserve and keep in full force and effect all licenses, permits, approvals, certificates, Leases and agreements required by any Governmental Authority or otherwise required as to the ownership of the Mortgaged Property and any operations on the Property. Except as specifically provided for in this Mortgage, Mortgagor shall not assign, transfer or in any manner change such certificates, licenses or permits without first receiving the written consent of Mortgagee.

           3.04 Note and Tax and Insurance Reserve. It shall be a default hereunder if Borrower does not promptly and punctually pay all principal and interest and all other sums to become due in respect of the Note, according to the terms thereof or pay to Mortgagee (or such other Person designated or approved by Mortgagee) in accordance with the terms and conditions of the Loan Agreement, any Tax and Insurance Reserve required to be paid by Borrower under the Loan Agreement.

           3.05 Maintenance and Repair. Mortgagor shall keep the Mortgaged Property in good and safe condition and shall not commit or permit any waste thereof or any destruction or disrepair to occur thereto. Except as otherwise expressly provided in this Mortgage, the Loan Agreement or by written consent of Mortgagee, Mortgagor shall not remove any Improvements or any Collateral from the Property or demolish any Improvements, nor materially alter any of the Mortgaged Property. Mortgagor shall permit Mortgagee, its agents and authorized representatives the opportunity to inspect the Mortgaged Property, including the interior of any Improvements, at any reasonable times subject to the rights of any lessees thereof.

           3.06 Compliance With Laws/Maintenance of Permits. Mortgagor shall comply with all Legal Requirements affecting the Mortgaged Property and any operations thereon and shall pay all fees or charges of any kind in connection therewith. Mortgagor shall not by act or omission, permit any property or Person which is not subject to this Mortgage to rely on the Mortgaged Property or any part thereof or any interest therein to fulfill any governmental requirement for the existence or use of such property or Person; and the Mortgaged Property shall not rely on any property or Person which is not subject to this Mortgage to fulfill any governmental requirement for the existence or use of the Property. Mortgagor shall not by act or omission impair the integrity of the Property as a single separate zoning parcel separate and apart from all other parcels. Any failure of Mortgagor or the Mortgaged Property to comply with the requirements of the ADA with respect to the Mortgaged Property shall be a breach of this Mortgage.

           3.07 Insurance.

          (a) Mortgagor shall obtain and maintain, or cause to be maintained, insurance for Mortgagor and the Property providing at least the following coverages:

               (i) Property Insurance. None presently required as there are no Improvements on the Property. Should Improvements be constructed on the Property, then Insurance with respect to the Improvements and building equipment insuring against any peril included within the classification "All Risks of Physical Loss" ("Special Form") in amounts at all times sufficient to prevent Mortgagee from becoming a co-insurer within the terms of the applicable policies and under applicable law, but in any event such insurance shall be maintained in an amount equal to the full insurable value of the Improvements and building equipment, the term "full insurable value" to mean the actual replacement cost of the Improvements and building equipment (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving) determined annually by an insurer, a recognized independent insurance broker or an independent appraiser selected and paid by Mortgagor and in no event less than the coverage required pursuant to the terms of any Lease. Mortgagor shall also maintain insurance against loss or damage to such furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Property and owned by Mortgagor from time to time, to the extent applicable, in the amount of the cost of replacing the same, in each case, subject to annual valuation. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Mortgagee's approval. The maximum deductible shall be $25,000.00. The policy shall include an ordinance or law coverage endorsement which will contain Coverage A:
          "Loss Due to Operation of Law" (with a minimum liability limit equal to Replacement Cost With Agreed Value Endorsement), Coverage B:
          "Demolition Cost" and Coverage C: "Increased Cost of Construction" coverages.

               (ii) Liability Insurance. Mortgagor will obtain and keep in force general accident and public liability insurance against personal injury, bodily injury, death and property damage occurring upon, in or about the Property in amounts and coverages as Mortgagor now carries as evidenced by the Certificate of Insurance Mortgagor has delivered to Mortgagee with a $1,000,000.00 limit per occurrence and $10,000,000 aggregate limit. Should improvements be constructed on the Property, Mortgagee hereby retains the right to periodically review the amount of said liability insurance being maintained by Mortgagor and to require an increase in the amount of said liability insurance should Mortgagee deem an increase to be reasonably prudent and commercially reasonable given rates and available coverages as well as coverages generally carried as to then existing like kind uses and risks in the vicinity of the Property under then existing circumstances, as may be applicable.

               (iii) Workers' Compensation Insurance. None now required, but should Improvements be constructed on the Property, Statutory workers' compensation insurance with respect to any work on or about the Property covering all persons subject to the workers' compensation laws of the state in which the Property is located.

               (iv) Business Interruption. None now required, but if Improvements are constructed on the Property, business interruption insurance in an amount sufficient to avoid any co-insurance penalty and to provide proceeds which will cover a period of not less than one
          (1) year from the date of casualty or loss in amounts which will cover gross income, reduced to the extent such amounts would not be received because of operating expenses not incurred during a period of non-occupancy of that portion of the Property then not being occupied. The amount of coverage shall be adjusted annually to reflect the income during the succeeding twelve (12) month period.

               (v) Boiler and Machinery Insurance. None now required, but if Improvements are constructed on the Property, broad form boiler and machinery insurance (without exclusion for explosion) covering all boilers or other pressure vessels, machinery, and equipment located in, on or about the Property and insurance against loss of occupancy or use arising from any breakdown in such amount per accident equal to the replacement value of the improvements housing the machinery or $2,000,000 or such other amount reasonably determined by Mortgagee. If one or more large HVAC units is in operation at the Property, "System Breakdowns" coverage shall be required, as determined by Mortgagee. Minimum liability coverage per accident must equal the value of such unit(s).

               (vi) Builders Risk. During the period of any construction, renovation or alteration of any Improvements which exceeds the lesser of 10% of the principal amount of the Note or $100,000.00, at Mortgagee's request, a completed value, "All Risk" Builder's Risk form, or "Course of Construction" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Mortgagee shall be required. During the period of any construction of any addition to the existing Improvements, a completed value, "AU Risk" Builder's Risk form or "Course of Construction" insurance policy in non-reporting form, in an amount approved by Mortgagee, shall be required.

               (vii) Fidelity Bonds and Crime Coverage. None now required. If Improvements are constructed on the Property and a business operated therein, Blanket Crime coverage shall include employee dishonesty, money and securities, counterfeiting, and depositor's forgery in commercially reasonable amounts and deductibles given the nature and extent of such business.

               (viii) Other Insurance. Such other insurance with respect to the Mortgaged Property or on any replacements or substitutions thereof or additions thereto as may from time to time be reasonably required by Mortgagee against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated, including, without limitation, sinkhole, mine subsidence and earthquake insurance, due regard being given to the height and type of buildings, their construction, location, use and occupancy; provided that such coverages are available at commercially reasonable rates.

          (b) All insurance provided for herein shall be obtained under valid and enforceable policies (the "POLICIES" or in the singular, the "POLICY"), and shall be issued by one or more domestic primary insurer(s) reasonably acceptable to Mortgagee with Mortgagor's present insurer as evidenced by the Certificate of Insurance delivered by Mortgagor to Mortgagee being acceptable as to the liability insurance evidenced thereby (each such insurer shall be referred to below as a "QUALIFIED INSURER"). All insurers providing insurance required herein shall be authorized to issue insurance in the state in which the Property is located. The Policy referred to herein in subsection (ii) above shall name Mortgagee as an additional named insured and the Policy referred to in subsection (i) above shall provide that all proceeds be payable to Mortgagee pursuant to standard mortgagee loss payee form as follows:

                    Canpartners Realty Holding Company IV LLC
                    c/o Canyon Capital Realty Advisors
                    9665 Wilshire Boulevard, Suite 200
                    Beverly Hills, California 90212
                    Attention: Mr. K. Robert Turner and Mr. Jonathan Roth

          (c) The Policies referred to herein shall also contain: (A) a standard "noncontributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by Mortgagee notwithstanding the negligent or willful acts or omission of Mortgagee, and (B) to the extent available at commercially reasonable rates, a waiver of subrogation endorsement as to Mortgagee. All Policies described herein shall contain (x) a provision that such Policies shall not be canceled or terminated, nor shall they expire, without at least thirty (30) days' prior written notice to Mortgagee in each instance, except in the event of termination for failure to pay premiums in which event only fifteen (15) days' prior written notice shall be required; and (y) an effective waiver by the insurer of all claims for Insurance Premiums (defined below) against any mortgagee, loss payees, additional insureds and named insureds (other than Mortgagor). ACORD Form 27 certificates of insurance with respect to all renewal and replacement Policies shall be delivered to Mortgagee not less than thirty (30) days prior to the expiration date of any of the Policies required to be maintained hereunder, which certificates shall bear notations evidencing payment of applicable premiums (the "INSURANCE PREMIUMS"). Certificates of such replacement Policies shall be delivered to Mortgagee promptly after Mortgagor's receipt thereof but in any case within thirty (30) days after the effective date thereof. If Mortgagor fails to maintain and deliver to Mortgagee the certificates of insurance required by the Mortgage, upon ten
     (10) days' prior notice to Mortgagor, Mortgagee may procure such insurance at Mortgagor's sole cost and expense.

          (d) Mortgagor shall comply with all insurance requirements and shall not bring or keep or permit to be brought or kept any article upon any of the Property or cause or permit any condition to exist thereon which would be prohibited by an insurance requirement, or would invalidate the insurance coverage required hereunder to be maintained by Mortgagor on or with respect to any part of the Property pursuant to this Section.

          (e) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Mortgagor shall give prompt notice of such damage to Mortgagee.

          (f) The delivery to Mortgagee of the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance as relating to the Property by Mortgagor to Mortgagee as further security for the indebtedness secured hereby. In the event of foreclosure of the Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Mortgagor in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Mortgagee or other transferee in the event of such other transfer of title. Approval of any insurance by Mortgagee shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance.

          (g) Mortgagee shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Mortgagee has caused the insurance to be placed with the insurer after failure of Mortgagor to furnish such insurance. Mortgagor shall not obtain insurance for the Property in addition to that required by Mortgagee without the prior written consent of Mortgagee, which consent will not be unreasonably withheld provided that (i) Mortgagee is named insured on such insurance, (ii) Mortgagee receives complete copies of all policies evidencing such insurance, and (iii) such insurance complies with all of the applicable requirements set forth herein.

          (h) Mortgagor shall pay the premium for Mortgagee to obtain a Secured Creditor's Impaired Property Environmental Insurance policy or similar coverage designed to protect Mortgagee from loses attributable to environmental contamination with respect to the Property upon default by Mortgagor under the Loan Documents. Such policy shall be on a "loan balance form" and shall have limits of liability in an amount no less than the original principal balance plus all interest due under the terms of the Note.

           3.08 Casualty.

          (a) Mortgagor shall promptly notify Mortgagee of any loss to the Mortgaged Property or any portion thereof, whether covered by insurance or not. The rest of this Section does not presently apply as there are no Improvements on the Property, but should Improvements hereafter be constructed thereon the following will apply. In case of loss or damage by fire or other casualty, Mortgagee, or after foreclosure or Mortgagee's Sale, the holder of the certificate or certificates of purchase, or grantee under a Mortgagee's Deed, as the case may be, is authorized (i) to settle and adjust any claim under insurance policies which insure against such risks, or (ii) to allow Mortgagor to agree with the insurance company or companies on the amount to be paid in regard to such loss. In either case, Mortgagee is authorized to collect and receipt for any such insurance money. If insurance proceeds are made payable to both Mortgagee and Mortgagor, Mortgagor hereby authorizes Mortgagee, as Mortgagor's attorney, to endorse checks, sight drafts, and other instruments on behalf of Mortgagor.

          (b) Mortgagee will release to Mortgagor any insurance proceeds received by Mortgagee as a result of any loss to the Property as restoration progresses solely in payment of restoration costs, but in the event of such a release, the release of funds shall be subject to the following conditions: (1) there shall be no outstanding Event of Default hereunder, under the Note or under any other Loan Documents and no event shall have occurred and be continuing which, but for the giving of notice and passage of time, or both, would constitute such an Event of Default;
     (2) Mortgagee shall approve the plans and specifications for any such restoration in advance of commencement thereof; (3) there shall be sufficient funds upon deposit at all times with Mortgagee to complete the restoration, as certified by an architect approved by Mortgagee; (4) the insurer shall not have asserted any defense against Mortgagor or any tenant pursuant to the insurance policy covering the Improvements; (5) the restoration is commenced within one hundred twenty (120) days after the date of the loss and is capable of being completed prior to the Maturity Date (as defined in the Note); (6) Mortgagor demonstrates to Mortgagee's satisfaction that Mortgagor has the financial ability to continue to pay the Indebtedness Secured Hereby during restoration; (7) the loss affects less than twenty percent (20%) of the value of the Improvements, or such larger amount as is approved by Mortgagee in its discretion; (8) there will then be no defaults under any leases for the Property and said leases shall continue in full force and effect notwithstanding said casualty and will continue to remain in full force and effect after the restoration, and (9) Mortgagor shall comply with such other conditions as would customarily be required by a prudent local construction lender, or are otherwise reasonable.

          (c) Mortgagee may apply any insurance proceeds remaining after completion of restoration to the Indebtedness Secured Hereby, whether due or not (or if the Indebtedness Secured Hereby has been paid in full, then to any remaining outstanding Obligations whether due or not), or if the conditions set forth in subsection (b) of this Section 3.08 are not met, Mortgagee may apply all insurance proceeds to the Indebtedness Secured Hereby, whether due or not (or if the Indebtedness Secured Hereby has been paid in full, then to any remaining outstanding Obligations whether due or not) in such order and in such manner as Mortgagee may determine. Any interest accruing on insurance proceeds held by Mortgagee shall be credited to Mortgagor and applied or disbursed by Mortgagee in the same fashion as the insurance proceeds.

          (d) In case of loss after foreclosure proceedings have been instituted, the proceeds of any such insurance policy or policies, if not applied as aforesaid (in Mortgagee's sole and absolute discretion) in rebuilding or restoring the Improvements, shall be used to pay the amount due Mortgagee and the balance, if any, shall be paid to the owner of the equity of redemption if he shall then be entitled to the same. In case of a judicial foreclosure of this Mortgage, the court in its decree may provide that the mortgagee's clause attached to each of said insurance policies may be canceled and that the decree creditor may cause a new loss clause to be attached to each of such policies making the loss thereunder payable to said decree creditor; and any such foreclosure decree may further provide that in case of one or more redemptions under said decree, pursuant to the statute in such case made and provided, then and in every such case, each successive redemptioner may cause the preceding loss clause attached to each insurance policy to be canceled and a new loss clause to be attached thereto, making the loss thereunder payable to such redemptioner. In the event of judicial foreclosure sale or Mortgagee's Sale, Mortgagee is hereby authorized, without the consent of Mortgagor, to assign any and all insurance policies to the purchaser at the sale, or to take such other steps as Mortgagee may deem advisable, to cause the interest of such purchaser to be protected by any of the said insurance policies.

           3.09 Condemnation. Mortgagor, immediately upon obtaining knowledge of the commencement of any proceeding for the condemnation of the Property and/or Improvements or any portion thereof or interest therein, shall notify Mortgagee of the pendency thereof. Mortgagor hereby assigns, transfers and sets over unto Mortgagee all compensation, rights of action, the entire proceeds of any award and any claim for damages for any of the Property or Improvements taken or damaged under the power of eminent domain or by condemnation or by sale in lieu thereof. Mortgagee may, at its option, commence, appear in and prosecute, in its own name or in the name of Mortgagor, any action or proceeding, or make any compromise or settlement, in connection with such condemnation, taking under the power of eminent domain or sale in lieu thereof. After deducting therefrom all of its expenses, including reasonable attorneys' and other professionals' fees, Mortgagee may elect to apply the proceeds of the award upon or in reduction of the Indebtedness Secured Hereby, whether due or not (or if the Indebtedness Secured Hereby has been paid in full, then to any remaining outstanding Obligations whether due or not), or hold said proceeds and make same available for restoration or rebuilding of the Property or the Improvements. In the event that Mortgagee elects to make said proceeds available to reimburse Mortgagor for the cost of the rebuilding or restoration of the Property or the Improvements, such proceeds shall be made available in the manner and under the same conditions that Mortgagee may require in the manner provided under Section 3.08 above. If the proceeds are made available by Mortgagee to reimburse Mortgagor for the cost of said rebuilding or restoration, any surplus which may remain out of said award after payment of such cost of rebuilding or restoration shall at the option of Mortgagee be applied on account of the Indebtedness Secured Hereby, whether due or not, or, if the Indebtedness Secured Hereby has been paid in full then to any remaining outstanding Obligations, whether due or not, or be paid to Mortgagor. Mortgagor agrees to execute such further assignments of any compensation, award, damages, right of action and proceeds, as Mortgagee may require from time to time provided they are consistent with the foregoing provisions.

           3.10 Liens and Encumbrances. Except as expressly provided in this Mortgage, Mortgagor shall not, without Mortgagee's express prior written consent, permit the creation of any liens or encumbrances on the Mortgaged Property other than the lien of this Mortgage, the lien created by the Senior Loan B Split, Amended and Restated Mortgage (subject to the Intercreditor Agreement) and any lien for real property taxes so long as they are not yet delinquent, and shall pay when due all Impositions, obligations, lawful claims or demands of any person which, if unpaid, might result in, or permit the creation of, a lien or encumbrance on the Property or on the Rents, issues, income and profits arising therefrom, whether such lien would be senior or subordinate hereto, including, but without limiting the generality of the foregoing, all claims of mechanics, professionals, materialmen, laborers, and others for work, services or labor performed, or materials or supplies furnished in connection with any work of demolition, alteration, improvement of or construction upon the Property. Mortgagor will do or cause to be done everything necessary so that the priority of the lien of this Mortgage shall be fully preserved, at the cost of Mortgagor, without expense to Mortgagee. Except as to Senior Loan B Split, Amended and Restated Mortgage, any lien or encumbrance on the Mortgaged Property created hereafter shall contain, or shall by virtue hereof be deemed to contain, a provision subordinating such lien or encumbrance to all leases then or in the future affecting the Mortgaged Property but nothing in this sentence shall be deemed to be a consent by Mortgagee to any lien or encumbrance.

           3.11 Impositions. Mortgagor shall pay in full when due, and in any event before any penalty or interest attaches, all Impositions (except those that may be paid by Borrower, in its sole discretion, from any Tax and Insurance Reserve) and shall furnish to Mortgagee upon the written request of Mortgagee official receipts evidencing the payment of real estate taxes and assessments. To prevent default hereunder, Mortgagor shall pay in full under protest, in the manner provided by statute, any Imposition, tax or assessment which Mortgagor may desire to contest.

           3.12 Indemnification; Attorneys' Fees. Mortgagor shall appear in and defend any suit, hearing, action or proceeding that might in any way and in the sole judgment of Mortgagee affect the value of the Mortgaged Property, the priority of this Mortgage or the rights and powers of Mortgagee under this Mortgage. Mortgagor shall, at all times, indemnify, defend, hold harmless and on demand, reimburse Mortgagee for any and all loss, damage, liability, expense or cost, including cost of evidence of title and attorneys' fees, arising out of or incurred in connection with any such suit, hearing, action or proceeding, and the sum of such expenditures shall be secured by this Mortgage and shall bear interest at the rate or rates provided in the Note and shall be due and payable on demand. Mortgagor shall pay the cost of suit, cost of evidence of title and reasonable attorneys' and other professionals' fees in any proceeding, suit, and foreclosure proceedings through the court or through Mortgagee's sale brought by the Mortgagee to foreclose this Mortgage.

           3.13 Transfer of Title or Further Encumbrances.

          (a) In order to induce Mortgagee to make the loan evidenced by the Note, Mortgagor agrees that if title to the Property or the Improvements or any part thereof or interest therein is sold or if the Property or the Improvements or any portion thereof are leased (except for a Lease of portions of the Property or the Improvements in the ordinary course of operating Mortgagor's Business), or if the Property or the Improvements or any portion thereof is assigned, transferred, conveyed, further mortgaged, encumbered, or otherwise changed (including any such changes as security for additional financing), whether voluntarily or involuntarily or by operation of law, without the prior written consent of Mortgagee, which consent may be given or withheld in Mortgagee's sole and absolute discretion, Mortgagee, at its option, may declare the Indebtedness Secured Hereby and all Obligations hereunder to be forthwith due, payable and performable. Without in any way limiting Mortgagee's rights of approval set forth above, Mortgagee may condition its consent, among other things, upon any one or more of: (1) approval of the financial condition and credit worthiness of the proposed transferee; (2) making such modifications to the Note, this Mortgage and other Loan Documents as Mortgagee may deem appropriate; (3) payment of a transfer fee not to exceed two percent (2%) of the then outstanding principal balance of the Note (or such lower fee as may be then required by law, if applicable); and (4) an increase in the interest rate under the Note, (but not in excess of the maximum rate increase then permitted by law, if applicable). If the interest rate is increased, any monthly installment payment under the Note shall be increased accordingly. In the event of any transfer under this section 3.13, either Mortgagor or the new owner shall pay all fees and expenses incurred thereby, including any costs of amending the Note, this Mortgage any of the other Loan Documents, and of obtaining appropriate title insurance insuring and assuring the continued priority of the lien of this Mortgage. In addition, Mortgagee may charge an administrative fee for processing any application seeking the consent of Mortgagee.

          (b) Any change in the legal or equitable title of the Property or the Improvements or in the beneficial ownership of the Property or the Improvements not expressly permitted herein, whether or not of record and whether or not for consideration shall be deemed a transfer of title to the Property or Improvements.

          (c) Except as otherwise expressly permitted herein, in the event ownership of the Property or the Improvements, or any part thereof, becomes vested in any person or entity other than Mortgagor, without the prior written approval of Mortgagee, Mortgagee may, without notice to Mortgagor, waive such default and deal with such successor or successors in interest with reference to this Mortgage, the Note and the other Loan Documents in the same manner as with Mortgagor, without prior approval or consent of Mortgagor and without in any way releasing, discharging or otherwise affecting the liability of Mortgagor hereunder for the Indebtedness Secured Hereby, or for payment or performance of any of the Obligations. No sale, transfer or conveyance of the Property or the Improvements, no forbearance on the part of Mortgagee, no extension of the time for the payment of the Indebtedness Secured Hereby or the performance or payment of the Obligations or any change in the terms thereof consented to by Mortgagee shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of Mortgagor herein, either in whole or in part, nor shall the full force and effect of this lien be altered thereby. Any deed conveying the Property, or the Improvements or any part thereof, shall provide that the grantee thereunder assumes all of the Mortgagor's obligations under this Mortgage and the other Loan Documents to which Mortgagor is a party but nothing herein shall be deemed to be a consent to any transfer. In the event such deed shall not contain such assumption, the grantee under such deed shall nevertheless be deemed to have assumed such obligations by acquiring the Property, the Improvements or such portion thereof subject to this Mortgage.

          (d) Mortgagor shall not voluntarily, involuntarily or by operation of law, sell, assign, transfer or otherwise dispose of the Collateral or any interest therein and shall not otherwise do or permit anything to be done or occur that may impair the Collateral as security hereunder except so long as no Event of Default has occurred and is continuing hereunder or under the Note or under any other Loan Documents: (1) Mortgagor shall be permitted to sell or otherwise dispose of the Collateral when absolutely worn out, inadequate, unserviceable or unnecessary for use in the operation of the Property or in the conduct of the Mortgagor's Business upon the Mortgaged Property replacing the same or substituting for the same other collateral at least equal in value, utility and quality to the initial value, utility and quality of that disposed of and in such a manner so that such replacement property shall be subject to the security interest created hereby and without changing the priority of Mortgagee's security interest therein; and (2) Mortgagor may sell items of inventory and goods in the ordinary course of Mortgagor's Business. In the event the Collateral is sold in connection with the sale of the Property, Mortgagor shall require, as a condition of the sale, that the buyer specifically agree to assume Mortgagor's obligations as to the security interest herein granted under this Mortgage and other Loan Documents to which Mortgagor is a party and to execute whatever agreements and filings deemed necessary by Mortgagee to maintain its perfected security interest in the Collateral but nothing herein shall be deemed to be a consent to any sale or transfer.

           3.14 Advances. If Mortgagor shall fail to perform any of the covenants herein contained or contained in any other Loan Documents to which Mortgagor is a party, Mortgagee may, after any applicable grace or notice period, but without obligation to do so, make advances to perform same in Mortgagor's or on its behalf, and all sums so advanced shall be a lien upon the Mortgaged Property and shall be secured by this Mortgage. Mortgagor shall repay on demand all sums so advanced in its or Mortgagee's behalf with interest thereon at the Default Rate of interest under the Note from the time of such advance. Nothing herein contained shall prevent any such failure to perform on the part of Mortgagor from constituting an Event of Default as defined below or under any other Loan Document to which Mortgagor is a party.

           3.15 Intentionally Omitted.

           3.16 Time. Mortgagor agrees that time is of the essence hereof in connection with all obligations of Mortgagor herein or in any other Loan Document to which Mortgagor is a party.

           3.17 Estoppel Certificates. Mortgagor, within ten days after written request from Mortgagee, shall furnish to Mortgagee a duly acknowledged and certified written statement setting forth the amount secured by this Mortgage, stating either that no setoffs or defenses exist against this Mortgage or the Indebtedness Secured Hereby or the Obligations or, if such setoffs or defenses are alleged to exist, the nature and description thereof and stating such other matters concerning this Mortgage, the other Loan Documents to which Mortgagor is a party, the Mortgaged Property and/or Mortgagor, as Mortgagee may request.

           3.18 Senior Mortgage. The lien of this Mortgage shall be junior and subordinate to Senior Loan B Split, Amended and Restated Mortgage, subject to the terms of the Intercreditor Agreement. Further, the Mortgagor does hereby state to and agree with the Mortgagee as follows:

          (a) As of the date hereof, the principal amount outstanding on the Senior Loan B Split, Amended and Restated Mortgage does not exceed $12,800,000.00 and Senior Loan B Split, Amended and Restated Mortgage does not now secure nor will it secure any future advances (other than taxes, insurance, collection expenses and other sums provided by Senior Loan B Lender in order to protect the collateral securing the Senior Loan B and as set forth in the Intercreditor Agreement) and is scheduled to be paid off in full by September 1, 2004.

          (b) The Mortgagor will not permit any modification of the Senior Loan B Documents nor will the Mortgagor permit any extension of the September 1, 2004 maturity date, except as expressly provided in the Intercreditor Agreement.

          (c) A default under any of the Senior Loan Documents is and will be a default under this Mortgage.

     To the extent any of the foregoing are not true or not performed or in the event of a default under the Senior Loan Documents, in addition to the other remedies afforded to Mortgagee hereunder, the Mortgagee specifically reserves the right to cure such default and/or pay off the Senior Loan and/or satisfy either the Senior Mortgage and any or all other Senior Loan Documents and/or to make any installment payment(s) due under the Senior Loan Documents and/or take any other action or pay any other sum due under said Senior Loan Documents as Mortgagee, in its sole and absolute discretion, deems necessary, with said payment deemed a future advance being made under Section 7.15 of and secured by this Mortgage. Any such advance by the Mortgagee will be immediately repaid by the Mortgagor hereunder together with interest at the default rate as set forth in the Loan Documents.

           3.19 Intentionally Omitted.

           3.20 Environmental Compliance.

          (a) As used herein, the following terms shall have the following meanings:

               (i) "Hazardous materials" means any asbestos, PCB'S, formaldehyde, carcinogens, hydrocarbons or other petroleum products or by-products, harmful or toxic chemicals, pollutants, contaminants, flammable explosives, asbestos containing materials, radioactive or radon containing materials, or other gases, substances, chemicals, materials defined under federal, state or local laws and regulations (whether now existing or hereafter enacted, formulated or imposed) as "hazardous substances," "hazardous materials," "hazardous waste," "toxic substances," "pollutants" or "contaminants."

               (ii) "Applicable environmental law(s)" means all statutes, laws, ordinances, acts, rules, regulations, decrees, and rulings of all Governmental Authorities which relate or pertain to health, safety, the environment or hazardous materials, including without limitation the Comprehensive Environmental Response, Compensation, and Liability

          Act of 1980, 42 U.S.C.A. sec. 9601 et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, 42 U.S.C.A. sec. 6901 et seq.; the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C.A. sec. 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C.A. sec. 1801 et seq.; the Toxic Substances Control Act, 15 U.S.C.A. sec. 2601 et seq.; the Clean Air Act, 42 U.S.C.A. sec. 7401 et seq.; the Clean Water Act, 33 U.S.C.A. sec. 1251 et seq.; and all similar or related laws of the State of Florida and all environmental regulation, cleaning or control laws of the State of Florida, all as amended from time to time.

               (iii) "Disposal," "release," "threatened release," "use," "storage," "disposition," and "manufacture" shall have the definitions assigned thereto by CERCLA or other applicable environmental laws.

          (b) Mortgagor hereby represents and warrants to Mortgagee that subject to all matters disclosed in any Environmental Assessment Audit or Environmental Reports delivered by Mortgagor to Mortgagee: (i) to the best of Mortgagor's knowledge, the Mortgaged Property does not contain or incorporate and is not threatened with contamination from hazardous materials; (ii) to the best of Mortgagor's knowledge, the Mortgaged Property has never been used in connection with the handling, generation, storage, disposal, manufacture or release of hazardous materials; (iii) to the best of Mortgagor's knowledge, there have been no releases and there are no threatened releases of hazardous materials on, onto, from, or under the Mortgaged Property; (iv) all current, and to the best of Mortgagor's knowledge all past uses of the Mortgaged Property comply with all applicable environmental laws; (v) Mortgagor has never received notice of, and has no knowledge of a violation of any applicable environmental law with respect to the Mortgaged Property, and subject to all matters disclosed in the Environmental Reports, to the best of Mortgagor's knowledge, no action has been commenced or threatened for non-compliance with any such laws with respect to the Mortgaged Property; (vi) Mortgagor has not obtained and to the best of Mortgagor's knowledge, is not required by any applicable environmental law to obtain any permit or license to own or use the Mortgaged Property; (vii) the Mortgaged Property does not contain and, to the best of Mortgagor's knowledge, has never contained an underground storage tank (including without limitation, a tank for which a permit to operate was obtained under the Underground Storage of Hazardous Substances Act or other applicable environmental law); (viii) to the best of the Mortgagor's knowledge, no event has occurred which requires or required the owner of the Mortgaged Property to give any Governmental Authority notice of any spill, release, threatened release, disposal, disposition or existence of hazardous materials on, around, under or from the Mortgaged Property; and (ix) to the best of Mortgagor's knowledge, there has been no litigation brought or threatened against Mortgagor or to Mortgagor's knowledge, any prior owner of the Mortgaged Property, nor have any settlements been reached by or with Mortgagor or to Mortgagor's knowledge any other party alleging the presence, generation, disposal, disposition, release, or threatened release of any hazardous material on, onto, from, or under the Mortgaged Property. Reference to "BEST OF MORTGAGOR'S KNOWLEDGE" or to the Environmental Reports, shall not in any way whatsoever relieve the Mortgagor from any of its remaining obligations under this Section.

          (c) Mortgagor shall not use or permit the use (by lease or otherwise) of the Mortgaged Property for the generation, manufacture, release, transportation, treatment, handling, storage, or disposal of hazardous materials.

          (d) Mortgagor shall keep and maintain the Mortgaged Property and shall endeavor to require all tenants, occupants, licensees and users of any portion of the Mortgaged Property to keep and maintain the Mortgaged Property in compliance with all applicable environmental laws.

          (e) Mortgagor shall clean up and lawfully dispose of all hazardous materials on, under or from the Mortgaged Property promptly upon discovery thereof and in the manner as required by applicable environmental laws.

          (f) Mortgagor shall provide Mortgagee with immediate written notice:
     (i) of Mortgagor's obtaining knowledge of any potential or known release, spill or threatened release of hazardous materials on, onto, from or under the Mortgaged Property, whether from a federal, state or other Governmental Authority, or otherwise; or (ii) of all claims made or threatened by any third party relating to any loss or injury from hazardous materials in, on, from, or under the Mortgaged Property.

          (g) Mortgagor shall promptly deliver to Mortgagee copies of any documents relating to any governmental proceedings relating to hazardous materials affecting the Mortgaged Property and all engineering reports, test reports and laboratory analyses concerning the hazardous materials affecting the Mortgaged Property.

          (h) If any Governmental Authority requires the investigation of the Mortgaged Property and/or groundwater for the existence of hazardous materials, or Mortgagee reasonably suspects or believes that there exists the threat of or there has been hazardous materials contamination of the Mortgaged Property and/or groundwater, Mortgagor, at its expense, shall promptly and thoroughly investigate the Mortgaged Property and/or groundwater for hazardous materials contamination. The professionals retained by Mortgagor and the scope of any such investigation shall be subject to Mortgagee's reasonable approval. In the event Mortgagor fails to complete an investigation for hazardous materials when required by this Section, or if an Event of Default hereunder or under any other Loan Documents (or an event which but for the passage of time or giving of notice would constitute a default or an "EVENT OF DEFAULT") occurs, Mortgagee may, in its sole and absolute discretion, enter the Mortgaged

     Property and conduct the investigation at the expense of Mortgagor, after giving not less than five days written notice to Mortgagor. Such investigation may include (i) obtaining one or more environmental assessments of the Mortgaged Property prepared by a geohydrologist, an independent engineer or other qualified consultant or expert evaluating or confirming whether any hazardous materials are present in, on, under or adjacent to the Mortgaged Property and (ii) whether the use and operation of the Mortgaged Property comply with applicable environmental laws. Environmental assessments may include detailed visual inspections of the Mortgaged Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and groundwater samples, as well as such other investigations, tests or analysis as are necessary or appropriate for a complete determination of the compliance of the Mortgaged Property and the use and operation thereof with all applicable environmental laws.

          (i) In the event of any change in the laws governing the assessment, existence, release or removal of hazardous materials, such as but not limited to, the identification of a new hazardous substance to be included in the definition of hazardous materials, which change would lead a prudent lender to require additional testing to avail itself of any statutory insurance or limited liability, Mortgagor shall take all such action (including, without limitation, the conducting of engineering tests at the sole expense of Mortgagor) to confirm that no hazardous materials are present on the Mortgaged Property.

           3.21 Property Manager. The Mortgaged Property shall be managed by Mortgagor.

           3.22 Payment of Junior Encumbrances. Mortgagor shall not permit any default or delinquency under any other lien, Imposition, charge or encumbrance against the Mortgaged Property, even though junior and inferior to the lien of this Mortgage; provided, however, the foregoing shall not be construed to permit or to be Mortgagee's consent to any other liens or encumbrances against the Mortgaged Property, except as specifically permitted in this Mortgage.

           3.23 Alteration, Removal and Change in Use of Property Prohibited. Mortgagor agrees not to permit or suffer any of the following without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld:

          (a) Any structural alteration of, or addition to, the Property or any Improvements as now or hereafter situated upon the Property or the addition of any new Improvements thereto; or

          (b) The use of any of the Mortgaged Property other than for the operation of Mortgagor's Business; or

          (c) Any change in the present zoning classification of the Property.

           3.24 Conveyance of Mineral Rights Prohibited. Mortgagor agrees that the making of any oil, gas or mineral lease or the sale or conveyance of any oil, gas or mineral lease or the sale or conveyance of any mineral interest or right to explore for minerals under, through or upon the Property would impair the value of the Property; and that Mortgagor shall have no right, power or authority to lease the Property, or any part thereof, for oil, gas or other mineral purposes, or to grant, assign or convey any mineral interest of any nature, or the right to explore for oil, gas and other minerals, without first obtaining from Mortgagee express written permission therefor (which permission may be given or withheld in Mortgagee's sole and absolute discretion), which permission shall not be valid until recorded among the real property records of the County in which the Property is situated. Mortgagor further agrees that if Mortgagor shall make, execute, or enter into any such lease or attempt to grant any such mineral rights without the prior written consent of Mortgagee, then Mortgagee shall have the option, without notice, to declare the same to be a default hereunder and to declare the Indebtedness Secured Hereby and all Obligations immediately due and payable. Whether Mortgagee shall consent to such lease or grant of mineral rights, Mortgagee shall receive the entire consideration to be paid for such lease or grant of mineral rights, with the same to be applied to the Indebtedness Secured Hereby, the Obligations or either of them, in such manner as Mortgagee may designate, notwithstanding the fact that the amount owing thereon may not then be due and payable or the said amounts are otherwise adequately secured; provided, however, that the acceptance of such consideration shall in no way impair the lien of this Mortgage on the Mortgaged Property.

           3.25 Intentionally omitted.

           3.26 Intentionally omitted.

           3.27 Intentionally omitted.

           3.28 Intentionally omitted.

           3.29 Intentionally omitted.

           3.30 Compliance. Any Improvements shall be erected wholly within the building setback lines applicable to the Property, will not violate any applicable public or private restrictions and will not encroach upon or overhang any easements, rights of way, or land of others.

           3.31 Intentionally omitted.

           3.32 Intentionally omitted.

           3.33 Mechanic's Liens. The Mortgagor shall pay or discharge (or bond in a manner acceptable to Mortgagee) any mechanic's liens or other encumbrances which may be filed or recorded against the Property or any Improvements within thirty (30) days after it receives notice thereof, from the Mortgagee or otherwise. In the event that Mortgagor shall fail to pay or discharge (or bond in a manner acceptable to Mortgagee) any such mechanic's lien or other encumbrance, the Mortgagee, in addition to such other rights as may be available to it, may pay and discharge such mechanic's lien or other encumbrance or deposit in escrow an amount sufficient to do so, and the amount so paid or deposited shall be treated as an advance of the Loan from the Mortgagee to the Mortgagor, provided however, that in the event Mortgagor is contesting in good faith any mechanic's lien filed, and Mortgagee receives such title insurance endorsement and other assurance as Mortgagee reasonably requires (which may include Mortgagor's depositing the amount of such claim with Mortgagee, or bonding in a manner acceptable to Mortgagee), Mortgagee shall not pay and discharge such claim so long as (i) Mortgagor has not suffered an event of default, and (ii) there are no execution proceedings by the holder of such mechanic's lien which have not been stayed pending Mortgagor's contest.

                                   ARTICLE IV

                   SECURITY AGREEMENT AND FINANCING STATEMENT

                          UNDER UNIFORM COMMERCIAL CODE
                          -----------------------------

           4.01 Security Agreement and Financing Statement. To the extent any Collateral covered by this Mortgage consists of rights in action or personal property covered by the Uniform Commercial Code - Secured Transactions, this Mortgage constitutes a security agreement and financing statement as defined thereunder and Mortgagor hereby grants to Mortgagee a security interest in any Collateral.

           THIS MORTGAGE SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO ALL GOODS CONSTITUTING A PART OF THE COLLATERAL WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE PROPERTY. FOR PURPOSES OF THE UCC THE FOLLOWING INFORMATION IS FURNISHED:

          (a) The name and address of the record fee owner of the real estate described in this instrument is the Mortgagor, whose full name and address are set forth in the second full paragraph on page one of this Mortgage and are incorporated herein by this reference;

          (b) The name and address of the Debtor is the Mortgagor, whose full name and address are set forth in the second full paragraph on page one of this Mortgage and are incorporated herein by this reference;

          (c) The name and address of the Secured Party is the Mortgagee, whose full name and address are set forth in the second full paragraph on page one of this Mortgage and are incorporated herein by this reference.

          (d) Information concerning the security interest evidenced by this instrument may be obtained from the Secured Party at its address above; and

          (e) This document also covers goods that are or are to become
     Fixtures.

           This Mortgage shall be self-operative with respect to any Collateral covered by this Mortgage which consists of rights in action or personal property covered by the Uniform Commercial Code - Secured Transactions, but Mortgagor agrees to execute and deliver on demand such security agreements, financing statements or other instruments as Mortgagee may request to impose the lien hereof more specifically upon any of such property and to pay the recording and/or filing fees associated therewith.

           4.02 Purchase Money Security Interests, Leases.

          (a) If the lien of this Mortgage on any such property is now, or shall hereafter be, subject to a prior security interest covering such property, by reason of a purchase money security interest or otherwise, then in an Event of Default hereunder, all the right, title and interest of Mortgagor in and to any and all deposits thereon is hereby assigned to Mortgagee, together with the benefit of any payments now or hereafter made thereon but nothing herein shall be deemed to be a consent to any prior security interest.

          (b) Except with respect to leases which have been approved by Mortgagee on or before the date of this Mortgage, in the event Mortgagor owns or acquires only a lessee's interest in any Personalty or Fixtures or materially modifies any leases which were previously approved by Mortgagee, then, in addition to the foregoing requirements, before any of such property is placed in, on or about the Property:

               (i) The written approval of Mortgagee to the leasing agreements under which Mortgagor owns or acquires such lessee's interest shall first be obtained, provided that no such approval shall be required for any such lease which (i) has an economic value of less than $50,000, (ii) is commercially reasonable, (iii) is entered into by Mortgagor in the ordinary course of business, and (iv) is not with an Affiliate of Mortgagor; and

               (ii) All consents of the lessor under any such leasing agreements to such security interest of Mortgagee, and all agreements of such lessor in favor of Mortgagee deemed necessary by Mortgagee, shall first be obtained to the satisfaction of Mortgagee.

          (c) It is understood and agreed that, in order to protect Mortgagee from the effect of Section 679.313 Florida Statutes, as amended from time to time, in the event that Mortgagor intends to purchase any goods which may become Fixtures attached to the Property or the Improvements, or any part thereof, and such goods will be subject to a purchase money security interest held by a seller or any other Person:

               (i) Mortgagor shall, before executing any security agreement or other document evidencing such security interest, obtain the prior written approval of Mortgagee (such approval shall not to be unreasonably withheld, or delayed and provided that no such approval shall be required for any such security agreement or other document evidencing such security interest in connection with a lease which (i) has an economic value of less than $50,000, (ii) is commercially reasonable, (iii) is entered into by Mortgagor in the ordinary course of business, and (iv) is not with an Affiliate of Mortgagor), and all requests for such written approval shall be in writing and contain the following information:

                    A) a description of the property to be replaced, added to, installed or substituted; and

                    B) the name and address of the proposed holder and proposed amount of the security interest.

          Mortgagor's execution of any such security agreement or other document evidencing such security interest without Mortgagee's prior written approval shall constitute an Event of Default hereunder and an Event of Default under the Note and other Loan Documents. No consent by Mortgagee pursuant to this subsection shall be deemed to constitute an agreement to subordinate any right of Mortgagee in Fixtures or other property covered by this Mortgage;

               (ii) If at any time Mortgagor fails to make any payment on an obligation secured by a purchase money security interest in any Personalty or any Fixtures, Mortgagee, at its option, may at any time pay the amount secured by such security interest. Any money paid by Mortgagee under this subsection, including any expenses, costs, charges and attorneys' fees incurred by Mortgagee shall be reimbursed to Mortgagee upon demand, shall be secured by this Mortgage and shall bear interest at the Default Rate (as defined under the Note) from the date advanced until paid. Mortgagee shall be subrogated to the rights of the holder of any such purchase money security interest in such Personalty or Fixtures.

               (iii) Mortgagee shall have the right to acquire by assignment from the holder of such security interest any and all contract rights, accounts receivable, negotiable or non-negotiable instruments, or other evidence of Mortgagor's indebtedness for such Personalty or Fixtures, and, upon acquiring such interest as assignee thereof, to enforce same in accordance with the terms and provisions of the UCC and in accordance with any other provisions of law.

               (iv) Whether or not Mortgagee has paid the Indebtedness Secured Hereby or taken an assignment of such security interest, Mortgagor covenants to pay all sums and perform all obligations secured thereby, and if Mortgagor at any time shall be in default under such security agreement, it shall constitute an Event of Default under this Mortgage.

               (v) the provisions of sub-subsections (i), (ii), (iii), and (iv) above shall not apply if the goods which may become Fixtures are of at least equivalent value and quality as any property being replaced and if the rights of the party holding such security interest have been expressly subordinated, at no cost to Mortgagee, to the lien and security interest of this Mortgage in a manner satisfactory to Mortgagee.

           4.03 General. Mortgagor agrees that all property of every nature and description, whether real or personal, covered by this Mortgage, together with all personal property in which Mortgagee has a security interest by reason of a separate agreement or instrument, are encumbered as one unit, and that, upon the occurrence of any Event of Default under this Mortgage or under the Note or other Loan Documents, Mortgagee may, at Mortgagee's option, pursuant to Section 679.501, et seq., Florida Statutes, foreclose and sell all such property in the same proceeding, and all such property may, at Mortgagee's option, be sold as such in one unit as a going business. The filing or recording of any financing statement relating to the Fixtures, the Personalty or any other rights or interests generally or specifically described herein shall not be construed to diminish or alter any of Mortgagee's rights or priorities hereunder.

           Mortgagor and Mortgagee agree that nothing herein contained shall be construed as in any way derogating from or impairing the hereby stated intention of the parties that to the maximum extent permitted by law, everything used in connection with the production of income from the Mortgaged Property and/or adapted for the use therein and/or which is described or reflected in this Mortgage is, and at all times and for all purposes and in all proceedings, both legal or equitable, shall be regarded as, part of the real estate irrespective of whether (a) any such item is physically attached to the Improvements, (b) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained therein or in any list filed with the Mortgagee, or (c) any such item is referred to or reflected in any financing statement filed at any time. Similarly, the mention in any financing statement of (i) the rights in or the proceeds of any fire and/or hazard insurance policy, or (ii) any award in eminent domain proceedings for a taking or for loss of value, or (iii) the Mortgagor's interest as lessor in any present or future Lease or rights to income growing out of the use and/or occupancy of the Property, whether pursuant to a Lease or otherwise shall never be construed as in any wise altering any of the rights of Mortgagee as determined by this instrument or impugning the priority of Mortgagee's lien granted hereby or by any other recorded document, but such mention in said financing statement is declared to be for the protection of Mortgagee in the event any court or judge shall at any time hold with respect to (a), (b) and (c) above that notice of Mortgagee's priority of interest, in order to be effective against a particular class of person, including, but not limited to, the Federal Government, must be filed in the UCC Records. For purposes of treating this Mortgage as a security agreement and financing statement, Mortgagee shall be deemed to be the Secured Party and Mortgagor shall be deemed to be the Debtor.

                                    ARTICLE V

                                LEASES AND RENTS

           5.01 Mortgagor to Comply with Leases. Mortgagor will, at its own cost and expense:

          (a) Faithfully abide by, perform and discharge each and every obligation, covenant and agreement under any Leases;

          (b) Enforce or secure the performance of each and every obligation, covenant, condition and agreement of each Lease by the tenants thereunder to be performed;

          (c) Not borrow against, pledge or further assign any Rents due under any Leases;

          (d) Not permit the prepayment of any Rents due under any Lease for more than thirty (30) days in advance nor anticipate, discount, compromise, forgive or waive any such Rents;

          (e) Not waive, excuse, condone or in any manner release or discharge any tenants of or from the obligations, covenants, conditions and agreements by said tenants to be performed under the Leases;

          (f) Not materially modify, alter or waive any Lease or any part or provision thereof, or terminate or cancel any Lease, or any part or provision thereof, except as approved in advance and in writing from time to time by Mortgagee;

          (g) Promptly provide to Mortgagee executed copies of any Leases (and any guaranties or other credit enhancements with respect thereto), and amendments, renewals or modifications to Leases (and any guaranties or other credit enhancements with respect thereto) entered into by Mortgagor from and after the date of this Mortgage;

          (h) Submit to Mortgagee for Mortgagee's prior written approval any standard lease forms that Mortgagor uses or intends to use in connection with the Property; and

          (i) Not enter into any Lease unless such Lease is satisfactory to Mortgagee prior to execution.

           5.02 Mortgagee's Right to Perform under Leases. Should Mortgagor fail to perform, comply with or discharge any obligations of Mortgagor under any Lease or should Mortgagee become aware of or be notified by any tenant under any Lease of a failure on the part of Mortgagor to so perform, comply with or discharge its obligations under said Lease, Mortgagee may, but shall not be obligated to, and without further demand upon Mortgagor, and without waiving or releasing Mortgagor from any obligation contained in this Mortgage, remedy such failure, and Mortgagor agrees to repay upon demand all sums incurred by Mortgagee in remedying any such failure together with interest at the Default Rate (as defined under the Note). All such sums, together with interest as aforesaid shall become additional Indebtedness Secured Hereby, but no such advance shall be deemed to relieve the Mortgagor from any default hereunder.

           5.03 Absolute Assignment of Rents. Mortgagor does hereby absolutely and unconditionally assign and transfer unto Mortgagee all of its right, title and interest in and to all existing and future Leases and all of the Rents now due and which may hereafter become due, it being the intention of this Mortgage to establish an absolute transfer and assignment of all such right, title and interest under the Leases and all of the Rents unto the Mortgagee, subject to the prior assignment to Senior Lender. The foregoing assignment shall extend to and cover any and all extensions and renewals of existing and future Leases and to any and all present and future rights against any guarantors of any such obligations. Notwithstanding the foregoing assignment, Mortgagee shall not be obligated to perform or discharge any obligation, duty or liability under any of the Leases, or under or by reason of the foregoing assignment, and Mortgagor shall and does hereby agree to indemnify, defend and to hold Mortgagee harmless for, from and against any liability, loss or damage which it might incur under any Lease or under or by reason of the foregoing assignment and from any claims and demands whatsoever which may be asserted against it by reason of any alleged obligation or undertaking on Mortgagee's part to perform or discharge any of the terms, covenants or agreements contained in the Leases; provided, however, that Mortgagor shall not be obligated to indemnify and hold harmless Mortgagee from any demands or claims caused solely by the gross negligence or willful misconduct of Mortgagee. In pursuance of the foregoing assignment, and not in lieu thereof, Mortgagor shall, on demand, give Mortgagee separate specific assignments of Rents and Leases covering some or all of the Leases, the terms of such assignments being incorporated herein by reference. Mortgagor does hereby irrevocably appoint Mortgagee its true and lawful attorney in its name and stead, which appointment is coupled with an interest, to collect all Rents; provided, Mortgagee grants Mortgagor the revocable license and privilege to collect the Rents unless and until an Event of Default occurs or exists under this Mortgage or under the Note or any other Loan Document. During any period that Mortgagor's license to collect the Rents is no longer in effect, Mortgagor shall hold all Rents collected by it in trust for the benefit of Mortgagee and shall use them in the following order of priority:

          (a) To payment of all attorney's fees and professional fees incurred by Mortgagee and to the reasonable fees of the independent contractor or receiver, if any, selected by Mortgagee or approved by a court;

          (b) To pay any real or personal property taxes on the Mortgaged Property that are not paid from Reserves;

          (c) To pay the premiums for insurance required to be maintained by Mortgagor pursuant to the provisions of this Mortgage to the extent not paid from Reserves;

          (d) To pay the costs of maintaining the Mortgaged Property in the condition required under Section 3.05 of this Mortgage;

          (e) To pay the principal of (including prepayment premiums and late charges, if any) and interest on the Indebtedness Secured Hereby and any other sums then due and owing under the Note, this Mortgage or any of the other Loan Documents; and

          (f) To pay the costs of performing or discharging any of Mortgagor's other obligations under this Mortgage.

Provided that no Event of Default then exists under the Note, this Mortgage or any of the other Loan Documents (and no event has occurred that, with the giving of notice or the passage of time would constitute such an Event of Default) after application of the Rents as provided in (a) through (f) above, Mortgagor may retain any remaining Rents for its account, subject to the Operating Account Agreement and the other Loan Documents. Upon an Event of Default under this Mortgage or under the Note or any other Loan Documents, and whether before or after the institution of proceedings to sell the Mortgaged Property or foreclose this Mortgage or during any period of redemption or reinstatement and without regard to waste, adequacy of the security or solvency of the Mortgagor, Mortgagee may revoke the revocable license and privilege granted Mortgagor hereunder to collect the Rents, and may, at its option, without notice in person or by agent, with or without taking possession of or entering the Property, with or without bringing any action or proceeding or by a receiver duly appointed, give, or require Mortgagor to give, notice to any or all tenants under any Lease authorizing and directing the tenant to pay such Rents to Mortgagee, such agent, or receiver as the case may be; collect all of the Rents; enforce the payment thereof and exercise all of the rights of the landlord under any Lease and all of the rights of Mortgagee hereunder; enter upon, take possession of, manage and operate the Mortgaged Property, or any part thereof; cancel, enforce or modify any Leases; fix or modify Rents; and do any acts which the Mortgagee deems proper to protect the security hereof. Mortgagor hereby expressly consents in advance to the appointment of a receiver applied for and selected by or for Mortgagee at any time upon or after an Event of Default under this Mortgage, under the Note or under any other Loan Documents whether or not foreclosure proceedings have been commenced or concluded and whether or not a foreclosure sale has occurred. Any Rents collected shall be applied to the costs and expenses of operation, management and collection, including reasonable attorneys' fees, to the payment of the fees and expenses of any agent or receiver so acting, to the costs incurred by the Mortgagee, including attorneys' fees, to the payment of taxes, assessments, insurance premiums and expenditures for the management, repair and upkeep of the Mortgaged Property, to the performance of landlord's obligations under any Leases and to the Indebtedness Secured Hereby and the Obligations all in such order, amounts and manner as the Mortgagee may require. The entering upon and taking possession of the Mortgaged Property, the collection of such Rents and the application thereof as aforesaid shall not cure or waive any Event of Default under this Mortgage or affect any notice of default or invalidate any act done pursuant to such notice nor in any way operate to prevent Mortgagee from pursuing any other remedy which it may now or hereafter have under the terms of this Mortgage or any other security given for the Indebtedness Secured Hereby nor shall it in any way be deemed to constitute Mortgagee to be a "MORTGAGEE-IN-POSSESSION". Each Lease shall at Mortgagee's option be filed for record in the local recording office of the county where the Property is located. Also, to the extent required by the Mortgagee, each tenant shall execute an estoppel certificate and acknowledge receipt of a notice of the assignment of its Lease, all satisfactory in form and content to the Mortgagee.

                                   ARTICLE VI

                         EVENTS OF DEFAULT AND REMEDIES

           6.01 Events of Default. Each of the following shall be deemed to be an Event of Default hereunder ("EVENT OF DEFAULT"):

          (a) Failure to pay the Indebtedness Secured Hereby or to make any payment of money or to pay, perform or discharge any monetary or financial obligation or any other Obligation within five (5) calendar days after written notice to Senior Lender that the same is due provided, however, that the failure to pay of all or any portion of principal or interest or the Prepayment Fee (as defined in the Note) or any other fee or other amount due to Mortgagee on the Maturity Date under the Note or under any other Loan Document shall immediately constitute an Event of Default without any grace period and Lender shall not be liable for failure to give any notice to Senior Lender, it being understood that Lender agrees only to use reasonable efforts to give such notice.

          (b) Failure to perform any of the terms, covenants and conditions of the Note or Loan Agreement or the Obligations (except as provided in subsection (a), and subsection (c) through (m) of this Section), this Mortgage or any of the other Loan Documents, on its part to be performed or observed within fifteen (15) Business Days after written notice from Mortgagee of such failure to perform; provided, however, if such Event of Default is not reasonably susceptible to cure within said fifteen (15) Business Day period, such cure period shall be extended so long as Mortgagor has commenced such cure within said fifteen (15) Business Day period, or as soon thereafter as is practicable, and thereafter diligently prosecutes such cure to completion and such cure in any event is effected within forty-five (45) days after written notice from Mortgagee of such Event of Default; or

          (c) The occurrence of a default continuing beyond any applicable notice and cure period under any other document or instrument that now or hereafter evidences or secures payment of the Note or Loan Agreement; or

          (d) Transfer of title to the Property or Improvements or encumbrance without the prior written consent of Mortgagee, as governed by the provisions of Section 3.13;

          (e) Breach, incorrectness or untruth of any material warranties or representations contained herein, in the Note or any of the other Loan Documents where either: (i) such breach, incorrectness or untruth is intentional or fraudulent; or (ii) whether or not such breach, incorrectness or untruth is intentional or fraudulent, where such breach, incorrectness or untruth of such representation or warranty would have a material adverse impact on Mortgagee, Mortgagor, Mortgagor's Business, the Mortgaged Property, the ability of Mortgagor to pay or perform the Indebtedness Secured Hereby or to pay or perform the Obligations, the ability of Mortgagor to perform under the Loan Documents, or any rights, benefits, powers or privileges of Mortgagee under this Mortgage, the Note or any of the other Loan Documents; or

          (f) A default or event of default, after any applicable notice and cure period, under, or institution of foreclosure or other proceedings to enforce any lien or encumbrance of any kind upon the Property or any portion thereof; but nothing herein shall be deemed to consent to or approve of any second or junior mortgage, security interest, lien or encumbrance; or

          (g) Should Mortgagor or any Person who is or may become liable for all or any part of the Indebtedness Secured Hereby, or any of their successors and assigns, including, without limitation, the then current owners of any interest in the Property:

               (i) File a petition under the Federal Bankruptcy Code or any similar law, state or federal, whether now or hereafter existing (hereafter referred to as a "Bankruptcy Proceeding") or

               (ii) File or issue any answer or document admitting insolvency or inability to pay its debts; or

               (iii) Fail to obtain a vacation or stay of any involuntary Bankruptcy Proceeding within 60 days after the date filed, as hereinafter provided; or

               (iv) Be the subject of an order for relief against it in any Bankruptcy Proceeding; or

               (v) Have a custodian or trustee or receiver appointed for or have any court take jurisdiction of its property, or the major part thereof, in any involuntary proceeding for the purpose of reorganization, arrangement, dissolution, or liquidation if such trustee or receiver shall not be discharged or if such jurisdiction shall not be relinquished, vacated or stayed on appeal or otherwise within 60 days; or

               (vi) Make an assignment for the benefit of its creditors; or

               (vii) Admit its inability to pay its debts generally as they become due;

          or

               (viii) Consent to an appointment of a custodian, receiver or trustee of all of its property, or the major part thereof or

          (h) Should Mortgagor or any obligated Person take action to authorize any actions set forth in (g) above; or

          (i) Any written representation or disclosure (excluding any financial projections) made to Mortgagee by Mortgagor or any Guarantor in connection with or as an inducement to the making of the loan evidenced by the Note shall prove to be false or misleading in any material respect as of the time the same was made, whether or not any such representation or disclosure appears as part of this Mortgage; or

          (j) The abandonment of the Property or the Improvements by Mortgagor;
     or

          (k) The occurrence of an Event of Default under the BT Orlando Mortgage; or

          (l) Any other event not described above shall occur which, under this Mortgage, or under the Note, or any other Loan Documents constitutes a default by Mortgagor hereunder or thereunder or gives Mortgagee the right to declare the Indebtedness Secured Hereby or the payment or performance of any of the Obligations, or any part thereof, to be immediately due and payable; or

          (m) An uncured default or an event of default under any of the Senior Loan Documents.

The definition of "EVENT OF DEFAULT" as set forth above is solely for purposes of determining when Mortgagee may pursue the remedies described in Section 6.02 below.

           6.02 Remedies. Upon or following the occurrence of any Event of Default Mortgagee shall have, at a minimum, the following rights and remedies:

          (a) Acceleration. Mortgagee may declare the entire Indebtedness Secured Hereby (if not then due and payable) and the Obligations to be due and payable immediately, and notwithstanding the stated maturity in the Note, or any of the Loan Documents, the Indebtedness Secured Hereby and the Obligations, shall thereupon become and be immediately due and payable.

          (b) Entry. Without regard to the value of the security, Mortgagee in person or by agent or by court-appointed receiver may enter upon, take possession of, manage and operate the Mortgaged Property or any part thereof and do all things necessary or appropriate in Mortgagee's sole, absolute, and uncontrolled discretion in connection therewith, including without limitation making and enforcing, and if the same are subject to modification or cancellation, modifying or canceling Leases upon such terms or conditions as Mortgagee deems proper, obtaining and evicting tenants, and fixing or modifying Rents, contracting for and making repairs and alterations, and doing any and all other acts which Mortgagee deems proper to protect the security hereof; and either with or without so taking possession, in its own name or in the name of Mortgagor, suing for or otherwise collecting and receiving the Rents, including those past due and unpaid, and applying the balance after paying costs and expenses of operation and collection, including reasonable attorneys' fees, upon any Indebtedness Secured Hereby or the Obligations, and in such order as Mortgagee may determine. Upon request of Mortgagee, Mortgagor shall assemble and make available to Mortgagee at the site of the Property any of the Mortgaged Property that has been removed therefrom. The entering upon and taking possession of the Mortgaged Property, or any part thereof, or the collection of any Rents and the application thereof as aforesaid shall not cure or waive any Event of Default theretofore or thereafter occurring or affect any notice of default hereunder or invalidate any act done pursuant to any such Event of Default or notice and, notwithstanding continuance in possession of the Property or any part thereof by Mortgagee, Mortgagor or a receiver, and the collection, receipt and application of the Rents, Mortgagee shall be entitled to exercise every right provided for in this Mortgage and/or the other Loan Documents or by law or in equity. Subject to any notice provisions and other provisions affording Mortgagor an opportunity to cure defaults hereunder, any and all such actions may be taken by Mortgagee irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the Indebtedness Secured Hereby. The exercise by Mortgagee of any of the remedies provided herein shall be deemed an acceleration pursuant to subsection (a) of this Section 6.02.

          (c) Judicial Action. Mortgagee may bring an action in any court of competent jurisdiction to foreclose this Mortgage as a realty mortgage or to enforce any of the covenants and agreements hereof which are specifically enforceable, and seek damages for the breach of other covenants and agreements.

          (d) Power of Sale. To the extent permitted by applicable law, Mortgagee may elect to cause the Mortgaged Property or any part thereof to be sold as follows:

               (i) Mortgagee may proceed as if all of the Mortgaged Property were real property, in accordance with sub-subsection (iii) below, or Mortgagee may elect to dispose of the Personalty in accordance with sub-subsection (ii) below, separate and apart from the sale of the remainder of the Mortgaged Property.

               (ii) Mortgagee may dispose of any of the Personalty in any manner now or hereafter permitted by the Uniform Commercial Code - Secured Transactions, or in accordance with any other remedy provided by law. Both Mortgagor and Mortgagee shall be eligible to purchase any part or all of such Personally at any such disposition. Any such disposition may be either public or private, as Mortgagee may so elect, subject to the provisions of the UCC. Mortgagee shall give Mortgagor at least ten
          (10) days' prior written notice of the time and place of any public sale or other disposition of the Personalty or of the time at or after which any private sale or any other intended disposition is to be made, and such notice shall constitute commercially reasonable notice to Mortgagor.

               (iii) Mortgagee may elect to sell the Property, Fixtures, Improvements, Rents and Leases and any Personalty Mortgagee has elected to treat as real property pursuant to Florida law, or any part thereof under the power of sale herein granted in any manner permitted by applicable law. Upon such election, Mortgagee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Mortgagor, Mortgagee, at the time and place specified in the notice of sale, shall sell such property or part thereof at public auction to the highest bidder for cash in lawful money of the United States. Mortgagee may from time to time, postpone any sale hereunder by public announcement thereof at the time and place noticed therefor. If the Mortgaged Property consists of several lots, parcels or items of property, Mortgagee may designate the order in which such lots, parcels or items shall be offered for sale or sold. Any person, including Mortgagor or Mortgagee, may purchase at any public sale hereunder, and Mortgagee shall have the right to purchase at any public sale hereunder by -crediting upon the bid price the amount of all or any part of the Indebtedness Secured Hereby and any other amounts permitted by law. Should Mortgagee desire that more than one sale or other disposition of the Mortgaged Property be conducted, Mortgagee may, at its option, cause the same to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Mortgagee may deem to be in its best interests, and no such sale shall terminate or otherwise affect the lien of this Mortgage on any part of the Mortgaged Property not sold until all Indebtedness Secured Hereby has been fully paid. Upon any sale hereunder, Mortgagee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession; and the recitals in any such deed or deeds of facts, such as default, the giving of notice of default and notice of sale, and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts, and any such deed or deeds shall be conclusive against all persons as to such facts recited therein.

           6.03 Proceeds of Sale. Unless otherwise required by applicable law (Mortgagor hereby waives to the fullest extent permitted by law, any contrary provisions of Florida law), the proceeds of any sale made under or by virtue of
Section 6.02, together with all other sums which then may be held by Mortgagee under this Mortgage whether under the provisions of this Article VI or otherwise, shall be applied as follows:

           FIRST: To the payment of the costs and expenses of any such sale, including the payment of the Mortgagee's and reasonable attorney's fees, actually incurred; to the payment of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, together with interest on all advances made by Mortgagee at the Default Rate (as defined in the Note).

           SECOND: To the payment of any and all sums expended by Mortgagee under the terms of the Loan Documents, not then repaid, and all other sums (except advances of principal and interest thereon) required to be paid by Mortgagor pursuant to any provisions of this Mortgage, the Note or any of the other Loan Documents, together with interest thereon at the Default Rate (as defined under the Note).

           THIRD: To the payment of the entire Indebtedness Secured Hereby and the amount of the Obligations with interest thereon at the Default Rate (as defined under the Note) until the same is paid in full.

           FOURTH: The remainder, if any, to the Person or Persons legally entitled thereto.

           6.04 Waiver of Marshaling. Mortgagor, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Mortgage, hereby expressly waives and releases all rights (except as may be granted by the statutes of the State of Florida and that cannot be waived by Mortgagor) to direct the order in which any of the Mortgaged Property shall be sold in the event of any sale or sales pursuant hereto and to have any of the Mortgaged Property and/or any other property now or hereafter -constituting security for any of the Indebtedness Secured Hereby or the Obligations marshaled upon any foreclosure of this Mortgage or the holding of a Mortgagee's Sale hereunder, or of any other security for any of said indebtedness.

           6.05 Remedies Cumulative. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein; and every power and remedy given by this Mortgage to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee. If there exists additional security for the payment of the Indebtedness Secured Hereby or the payment or performance of the Obligations, Mortgagee at its sole option, and without limiting or affecting any of its rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights and remedies it may have in connection with such other security or in such Order as it may determine. Any application of any amounts or any portion thereof held by Mortgagee at any time as, additional security hereunder, to any of the Indebtedness Secured Hereby or any of the Obligations shall not extend or postpone the due dates of any payments due from Mortgagor to Mortgagee hereunder or under the Note or any of the other Loan Documents, or change the amounts of any such payments or otherwise be construed to cure or waive any Event of Default or notice of default hereunder or invalidate any act done pursuant to any such Event of Default or notice.

           6.06 Waiver by Mortgagor. Except as otherwise expressly set forth herein, Mortgagor and all Persons who are or may be or become liable to pay all or any part of the Indebtedness Secured Hereby waive any requirements of presentment, demands for payment, notices of nonpayment or late payment, protest, notices of protest, notices of dishonor and all other formalities. Mortgagor and all Persons who are or may become liable to pay all or any part of the Indebtedness Secured Hereby waive all rights and/or privileges it or they might otherwise have to require Mortgagee to proceed against or exhaust the assets encumbered hereby or by any other Loan Document or instrument securing the Note or the Obligations or to proceed against any Person who is or may become liable to pay all or any part of the Indebtedness Secured Hereby, or to pursue any other remedy available to Mortgagee in any particular manner or order under the legal or equitable doctrine or principle of marshaling and/or suretyship, and further agree that Mortgagee may proceed against any or all of the assets encumbered hereby or by any other Loan Document, in such order and manner as Mortgagee in its sole discretion may determine.

           6.07 Additional Rights and Remedies. In the event Mortgagor fails or refuses to surrender possession of the Mortgaged Property after any Mortgagee's sale, Mortgagor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and detainer proceedings, provided that this remedy is not exclusive or in derogation of any other right or remedy available to Mortgagee.

                                   ARTICLE VII

                                  MISCELLANEOUS

           7.01 Taxation of Note and Mortgage. If at any time before the Indebtedness Secured Hereby is fully paid and the Obligations fully paid and performed, any law be enacted, deducting from the value of real estate, for the purposes of taxation, any lien thereon, or revising or changing in any way the laws now in force for the taxation of deeds of trust or bonds, or the debts secured hereby, for state or local purposes, or the manner of collection of such taxes, so as to affect adversely this Mortgage or the Indebtedness Secured Hereby, or the owner and holder thereof in respect thereto, then this Mortgage and the Indebtedness Secured Hereby and the Obligations shall at the option of Mortgagee without notice to any party, become immediately due and payable. If any such law should be enacted and to the extent permitted by such law, Mortgagor shall have the opportunity of paying to Mortgagee the amount of any additional cost or taxes to Mortgagee from such law. Mortgagor, upon demand by the Mortgagee, shall pay such taxes or assessments, or reimburse Mortgagee therefor, in which case Mortgagee shall not have the right to declare the indebtedness Secured Hereby and the Obligations to be immediately due and payable; provided, however, that Mortgagor shall not have the right to pay to or reimburse Mortgagee for such taxes or assessments if in the opinion of counsel for Mortgagee: (a) it might be unlawful to require Mortgagor to make such payment; or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law. In such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the Indebtedness Secured Hereby and the Obligations to be and become due and payable sixty (60) days from the giving of such notice. Notwithstanding the foregoing, it is understood and agreed that Mortgagor shall not be obligated to pay any portion of Mortgagee's state and/or federal income tax.

           7.02 Non-Waiver.

          (a) By accepting payment of any sum secured hereby after its due date or altered performance of the Indebtedness Secured Hereby or any of the Obligations, Mortgagee shall not waive its right against any person obligated directly or indirectly hereunder or with respect to any Indebtedness Secured Hereby or any Obligations, either to require prompt payment when due of all other sums so secured or to take remedy for failure to make such prompt payment or full or unaltered performance. No exercise of any right or remedy by Mortgagor or Mortgagee hereunder shall constitute a waiver of any other right or remedy herein contained or provided by law.

          (b) No delay or omission of Mortgagor or Mortgagee in the exercise or any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein.

          (c) Receipt of Rents, awards, and any other monies or evidences thereof, pursuant to the provisions of this Mortgage and any disposition of the same by Mortgagee shall not constitute a waiver of the right of foreclosure or a Mortgagee's sale by Mortgagee upon the occurrence of an Event of Default or failure of performance by Mortgagor of any covenant or agreement contained herein, in the Note, or in any of the other Loan Documents.

           7.03 Protection of Security. Should Mortgagor fail to make any payment or to perform any covenant as herein provided, Mortgagee (but without obligation so to do and without notice to or demand upon Mortgagor and without releasing Mortgagor from any obligation hereon) may: (a) make or do the same in the manner and to such extent as Mortgagee may deem necessary to protect the security hereof, Mortgagee being authorized to enter upon the Mortgaged Property for such purposes; (b) commence, appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Mortgagee; or (c) pay, purchase, contest, or compromise any encumbrance, charge or lien which in the reasonable judgment of Mortgagee is prior or superior hereto and, in exercising any such power, incur any liability and expend whatever amounts in its reasonable discretion it may deem necessary therefor, including cost of evidence of title and reasonable counsel fees. Any expenditures in connection' herewith shall constitute an advance hereunder and shall be immediately due and payable upon demand and shall bear interest from the date made until paid at the Default Rate (as defined under the Note).

           7.04 Rule of Construction. When the identity of the parties hereto or other circumstances make it appropriate, as used in this Mortgage, any gender shall include any other gender, and the singular number shall include the plural. The headings of each article, section or subsection herein are for information and convenience only and do not limit or construe the contents of any provision hereof. The language in all parts of this Mortgage shall be in all cases construed simply, according to its fair meaning and not for or against Mortgagor or Mortgagee, regardless of which party drafted the particular language that is being construed, both parties having been represented by adequate counsel.

           7.05 Severability. If any term of this Mortgage or the application thereof to any Person or circumstances, shall to any extent, be invalid or unenforceable, the remainder of this Mortgage or the application of such term to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.

           7.06 Successors In Interest This Mortgage applies to, inures to the benefit of, and is binding not only on the parties hereto, but also on their heirs, executors, administrators, successors and assigns (but nothing herein shall be construed as or deemed to constitute Mortgagee's consent to any sale, transfer or conveyance of the Mortgaged Property or any interest in Mortgagor). All obligations of Mortgagor hereunder and any Persons who are or may become liable to pay the Indebtedness Secured Hereby or any portion thereof are joint and several.

           7.07 Notices. All notices, demands, consents, certificates or other `writings or communications with respect to this Mortgage shall be in writing and shall be effective if sent by certified or registered United States mail, postage pre-paid, return receipt requested, or by overnight courier or same day delivery service, or by facsimile with written confirmation served in any other manner for providing notice herein as follows:

           If to Mortgagor, addressed as follows:

                     Thackeray Corporation
                     509 Madison Avenue, Suite 1714
                     New York, NY 10022
                     Fax No.:  212/7594481

           With copy to:

                     (a)  Martin J. Rabinowtiz
                          1500 Broadway, Suite 1020
                          New York, NY 10036
                          Fax No.: 212/220-9949

                     (b)  James G. Willard, Esq.
                          Shutts & Bowen LLP
                          P.O. Box 4956
                          Orlando, FL 32802-4956
                          Fax: 407/425-8316 (Courier: 300 South Orange Avenue Suite 1000, Orlando, FL 32801-3373)

                     (c)  c/o Belz Enterprises
                          100 Peabody Place, Suite
                          1400 Memphis TN 38103
                          Attention: Jimmie D. Williams
                          Fax No.: 901/260-7408

                     (d)  Raymond Shainberg, Esquire
                          Armstrong Allen, PLLC
                          80 Monroe Avenue, Suite 700
                          Memphis TN 38 103-2467
                          Fax No.: 901-524-4936

           If to Mortgagee:

                     Canpartners Realty Holding Company IV LLC
                     c/o Canyon Capital Realty Advisors
                     9665 Wilshire Boulevard
                     Beverly Hill CA 90212
                     Attention:  Mr. K. Robert Turner
                     Mr. Jonathan P. Roth
                     Fax No.:  310-247-8067

           with a copy to:

                     Mark S. DePillis, Esquire
                     Ballard Spahr Andrews & Ingersoll, LLP
                     1735 Market Street, 51st Floor
                     Philadelphia PA 19103-7599
                     Fax No.:  215-864-8999

or to such other address as the party to receive notice may form time to time designate by written notice to the other in the manner above described. Notices shall be deemed to have been given or served upon receipt (which, with respect to delivery by United States certified or registered mail, overnight mail or hand deliveries, shall mean the delivery was signed for or refused at the appropriate address; and with respect to a fax delivery, shall mean the receipt by the sender of a confirmation of successful transmission).

           7.08 Modifications. This Mortgage may not be amended, modified or changed nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

           7.09 Governing Law. This Mortgage shall be construed according to and governed by the laws of the State of Florida (excluding the choice of law provisions thereof).

           7.10 Waiver of Jury Trial. EACH OF MORTGAGEE AND MORTGAGOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY MORTGAGEE IN CONNECTION WITH THIS MORTGAGE AND/OR THE LOAN DOCUMENTS, ANY AND EVERY RIGHT IT MAY HAVE TO (I) A TRIAL BY JURY, (II) INTERPOSE ANY COUNTERCLAIM THEREIN, EXCEPT TO THE EXTENT THAT SAID COUNTERCLAIM MUST BE ASSERTED PURSUANT TO APPLICABLE LAW OR OTHERWISE BE BART{ED FROM BEING ASSERTED IN ANY OTHER ACTION AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT EITHER PARTY FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION WITH RESPECT TO ANY ASSERTED CLAIM.

           7.11 Captions. The captions set forth at the beginning of the various Sections of this Mortgage are for convenience only and shall not be used to interpret or construe the provisions of this Mortgage.

           7.12 Mortgagor Not Released. Extension of the time for payment or modification of the terms of payment of any sums secured by this Mortgage granted by Mortgagee to any successor in interest of Mortgagor shall not operate to release, in any manner, the liability of the original Mortgagor. Mortgagee shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify the terms of payment of the sums secured by this Mortgage by reason of any demand made by the original Mortgagor. Without affecting the liability of any person, including Mortgagor, for the payment of any Indebtedness Secured Hereby, or the lien of this Mortgage on the remainder of the Mortgaged Property for the full amount of any such indebtedness unpaid, Mortgagee is empowered as follows: Mortgagee may from time to time and without notice (a) release any person liable for the payment of any of the Indebtedness Secured Hereby or the Obligations, (b) extend the time or, with the consent of Mortgagor, otherwise alter the terms of payment of any of the Indebtedness Secured Hereby or the Obligations, (c) accept additional real or personal property of any kind as security therefor, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security, or (d) alter, substitute or release any property securing the Indebtedness Secured Hereby or the Obligations. Mortgagee may, at any time, and from time to time, upon the written request of Mortgagor or after an Event of Default (i) consent to the making of any map or plat of the Property or any part thereof,
(ii) join in granting any easement or creating any restriction thereon, (iii) join in any subordination or other agreement affecting this Mortgage or the lien or charge hereof, or (iv) reconvey, without any warranty, all or any part of the Mortgaged Property.

           7.13 Statute of Limitations. The pleading of any statute of limitations as a defense to any and all obligations secured by this Mortgage is hereby waived to the fullest extent permitted by law by Mortgagor.

           7.14 Consent. Wherever any consent or approval of Mortgagee is required hereunder, then, unless otherwise specifically provided herein, such consent or approval may be given or withheld in Mortgagee's sole and absolute discretion. The granting or withholding of consent by Mortgagee to any transaction as required by the terms hereof shall not be deemed a waiver of the right to require consent to future or successive transactions.

           7.15 Future Advances. This Mortgage shall secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or to be made at the option of the Mortgagee or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage, but such secured indebtedness shall not exceed at any time the maximum principal amount of two times the amount of the Note, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property with interest on such disbursements. Any such future advances, whether obligatory or to be made at the option of the Mortgagee or otherwise, may be made either prior to or after the due date of the Note or any other Obligations secured by this Mortgage. This Mortgage is given for the specific purpose of securing any and all indebtedness by the Mortgagor to the Mortgagee (but in no event shall the secured indebtedness exceed at any time the maximum principal amount set forth in this paragraph) in whatever manner this indebtedness may be evidenced or represented until this Mortgage is satisfied of record. All covenants and agreements contained in this Mortgage shall be applicable to all further advances made by the Mortgagee to the Mortgagor under this future advance clause. The Mortgagor agrees that it will not, without the consent of the Mortgagee, execute and record any notice limiting the right of the Mortgagee to make or the Mortgagor to accept future advances hereunder.

           Any advances that may be made by the Mortgagee to pay off the Senior Loan and Senior Mortgage as provided in Section 3.18 above, shall be deemed to be a future advance made hereunder and secured by this Mortgage.

           7.16 Concerning Information Supplied, Representations and Warranties. Mortgagor warrants that all documents and all information supplied or hereafter supplied to Mortgagee concerning Mortgagor or the Mortgaged Property are and will continue to be true, correct, complete and without material adverse change until the Indebtedness Secured Hereby and all Obligations have been paid and performed in full. Mortgagor agrees to promptly notify Mortgagee in writing of any material adverse changes in any of the foregoing. All representations, warranties, covenants and agreements of Mortgagor made herein or in any certificate or other documents delivered to Mortgagee by or on behalf of Mortgagor or any Guarantor shall be deemed to have been relied upon by Mortgagee notwithstanding any investigation heretofore or hereafter made by Mortgagee or on its behalf, and shall continue in full force and effect as long as any of the Indebtedness Secured Hereby remains unpaid or any of the Obligations remain unpaid or unperformed.

           7.17 Further Assurances. Mortgagor will, upon request of Mortgagee, promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage or in the execution or acknowledgment hereof, and will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Mortgagee to carry out more effectively the purposes of this Mortgage, to subject to the lien and security interest hereby created any of Mortgagor's properties, rights or interests covered or intended to be covered hereby, and to perfect and maintain such lien and security interest.

           7.18 Attorneys' Fees. In the event that it becomes necessary for Mortgagee to employ legal counsel or to take legal action to collect the Indebtedness Secured Hereby or the Obligations or otherwise to enforce any provision hereof, or to protect any of Mortgagee's rights hereunder, Mortgagor and all Persons who are or may become liable to pay or perform all or part of the Indebtedness Secured Hereby and/or any one or more of the Obligations agree to pay to Mortgagee, in addition to the actual costs of any legal proceeding or action, reasonable attorneys' fees actually incurred by Mortgagee, and all costs of preparation and conduct of such proceedings, including costs of title searches, trustee sale guaranties and title policy commitments, all of which shall be a lien upon the Mortgaged Property, secured by this Mortgage and shall bear interest from the date of expenditure by Mortgagee until paid at the Default Rate (as defined under the Note).

           7.19 Subrogation. Mortgagee shall be subrogated to the lien notwithstanding its release of record, of any prior mortgage, Mortgage or other lien or encumbrance paid or discharged from the proceeds of the Note or from any other advance made by Mortgagee.

           7.20 No Merger. It being the desire and intention of the parties hereto that this Mortgage and the lien hereof do not merge in fee simple title to the Mortgaged Property, it is hereby understood and agreed that should the Mortgagee acquire an additional or other interests in or to the Mortgaged Property or the ownership thereof, then, unless a contrary intent is manifested by the Mortgagee as evidenced by an express statement to that effect in an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in the fee simple title to the Mortgaged Property, toward the end that this Mortgage may be foreclosed as if owned by a stranger to such fee simple title.

           7.21 Mortgagee Not a Joint Venturer or Partner. Mortgagor and Mortgagee acknowledge and agree that in no event shall Mortgagee be deemed to be a partner or joint venturer or member of a joint enterprise with Mortgagor. Without limitation of the foregoing, Mortgagee shall not be deemed to be such partner or joint venturer on account of its becoming a mortgagee-in-possession or exercising any rights pursuant to this Mortgage, the Note or any of the other Loan Documents.

           7.22 No Third Party Benefits. This Mortgage, the Note and the other Loan Documents are made for the sole benefit of Mortgagor and Mortgagee, and no other party shall have any legal interest of any kind under or by reason of any of the foregoing. Whether or not Mortgagee elects to employ any or all of the rights, powers or remedies available to it under any of the foregoing, Mortgagee shall have no obligation or liability of any kind to any third party by reason of any of the foregoing or any of Mortgagee's actions or omissions pursuant thereto or otherwise in connection with this Mortgage.

           7.23 No Offset. All sums comprising the Indebtedness Secured Hereby or the Obligations payable by Mortgagor shall be paid without notice, demand, offset, deduction, counterclaim, defense, abatement, suspension, diminution or reduction. Mortgagor's obligation to pay in accordance with this provision shall not be released, discharged or otherwise diminished by reason of: (a) any damage to or destruction of, or any condemnation or similar taking of, the Mortgaged Property or any portion thereof; (b) any restriction or prevention of, or interference with, the use of the Mortgaged Property or any portion thereof; (c) any title defect or encumbrance, or any eviction from the Mortgaged Property or any portion thereof by the holder of superior title or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, dissolution, liquidation or similar proceeding relating to Mortgagor or Mortgagee, or any action taken with respect to this Mortgage by any trustee or receiver of Mortgagor or Mortgagee, or by any court, in any such proceeding; (e) any claim that Mortgagor may now or in the future have against Mortgagee; (f) any default or failure on the part of Mortgagee to perform or comply with any of the terms of this Mortgage or any other agreement with Mortgagor; or (g) any other similar occurrence.

           7.24 Maximum Interest Payable.

          (a) Regardless of any provision contained in this Mortgage, the Note or in any other Loan Document, Mortgagee shall never be entitled to receive, collect or apply as interest on the Note or on any other sums secured hereby, any amount in excess of the Highest Lawful Rate (hereinafter defined) and, in the event Mortgagee ever, receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal under the Note or, at Mortgagee's sole option, as a payment of any, other sums or Obligations owed or owing under this Mortgage or any other Loan Documents, and shall be treated as such; and, if the principal of the Note and any other sums or Obligation owed or owing under this Mortgage, the Note or other Loan Documents shall have been paid in full, any remaining excess shall forthwith be paid to Mortgagor. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Mortgagor and Mortgagee shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Note so that the interest rate is uniform throughout the entire term thereof; provided that if the Note and all other sums or Obligations hereunder or under the Note and other Loan Documents are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, Mortgagee shall refund to Mortgagor the amount of such excess or credit the amount of such excess against the principal of the Note or any sums or Obligations yet to be paid hereunder or under the Note or other Loan Documents, and, in such event, Mortgagee shall not be subject to any penalties provided by any laws for contracting for, charging or receiving in excess of the Highest Lawful Rate. "Highest Lawful Rate" shall mean the maximum rate of interest which Mortgagee is allowed to contract for, charge, take, reserve or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges under the Note; provided, however, that if, after the date hereof, the Highest Lawful Rate is decreased from that existing on the date hereof, such decrease shall not be applicable hereto or to the Note or the other Loan Documents unless such decrease is by law made retroactively applicable hereto, or to the Note, the Obligations and the other Loan Documents.

          (b) All fees, charges or other sums (collectively "Additional Sums") paid or to be paid by Mortgagor to Mortgagee or the holder of the Note, whether pursuant to the Note, this Mortgage or the other Loan Documents or otherwise which, under applicable law, may be deemed to be in the nature of interest with respect to such indebtedness, shall, for the purpose of any applicable law which may limit the maximum rate or interest that may be charged with respect to such indebtedness, be payable by Mortgagor as, and shall be deemed to be, additional interest which additional interest Mortgagor covenants and agrees to pay. For such purposes only, the agreed upon and contracted rates of interest above shall be deemed to be increased to reflect the Additional Sums as interest, which rate(s) of interest Mortgagor hereby covenants and agrees to pay.

           7.25 Participation. Mortgagor acknowledges that Mortgagee may elect from time to time in its sole discretion, after the date of this Mortgage, to sell, assign or grant participations in the Note, this Mortgage and the other Loan Documents or any one or more of them, to one or more Eligible Assignees at no cost or expense to Mortgagor. Mortgagor acknowledges that Mortgagee may distribute to such Eligible Assignee all documents and information (including, but not limited to, financial information), which has been or is hereafter provided or known to Mortgagee with respect to the Mortgaged Property and its operation. In the event of any such sale, assignment or participation, Mortgagee and any such Eligible Assignee(s) shall share in the rights and obligations of "Lender" as set forth in the Loan Documents and "Mortgagee" as set forth in this Mortgage only as and to the extent that they agree among themselves. In connection with any such sale, assignment or participation, Mortgagor further agrees that the Loan Documents shall be sufficient evidence of the obligation of Mortgagor to each purchaser, assignee or participant and, upon written request by Mortgagee, Mortgagor shall enter into such amendments or modifications to the Loan Documents as may be reasonably required in order to evidence any such sale, assignment or participation. The indemnity obligations of Mortgagor under the Loan Documents shall also apply with respect to any purchaser, assignee or participant.

           7.26 Intentionally omitted.

           7.27 Integration. This Mortgage (and, to the extent referred to herein, the Note and the other Loan Documents) constitutes the full and complete integrated agreement with respect to the subject matter hereof and supersedes any prior or contemporaneous oral or written agreements. By signing this Mortgage, Mortgagor agrees that any such different or additional terms or provisions are superseded by the provisions of this Mortgage, the Note and the other Loan Documents.

           7.28 Exculpation. Notwithstanding anything to the contrary contained in this Mortgage, the Note or in any other Loan Document (but subject to the provisions of Sections 7.29, 7.30 and 7.31 of this Mortgage), Mortgagee shall not enforce the liability and obligation of Mortgagor, or the shareholders of Mortgagor and the officers and directors of each of them (the "Exculpated Parties") to perform and observe the obligations contained in the Note, this Mortgage and all other Loan Documents by any action or proceeding to collect damages or wherein a money judgment or any deficiency judgment or order or any judgment establishing any personal obligation or liability shall be sought against Exculpated Parties. Mortgagee may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Mortgagee to enforce and realize upon this Mortgage, the Note, the other Loan Documents, and the interest in the Property and the other Collateral granted to Mortgagee under the Loan Documents; provided, however, subject to the provisions of Sections 7.29, 7.30 and 7.31, that any judgment in any action or proceeding shall be enforceable against Exculpated Parties only to the extent of Mortgagor's interest in the Property and the other Collateral granted to Mortgagee under the Loan Documents. Mortgagee, by accepting this Mortgage, the Note and the other Loan Documents, agrees that it shall not, except as otherwise provided below, sue for or demand any deficiency judgment against Exculpated Parties in any action or proceeding, under or by reason of or under or in connection with this Mortgage, the Note or the other Loan Documents.

           7.29 Reservation of Certain Rights. The provisions of Section 7.28 of this Mortgage shall not (a) constitute a waiver, release or impairment of any of the obligations of Mortgagor pursuant to this Mortgage, the Note and the other Loan Documents except as previously provided in Section 7.28; (b) impair the right of Mortgagee to name Exculpated Parties as a party defendant in any action or suit for judicial foreclosure and sale under the Loan Documents; (c) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with this Mortgage, the Note and the other Loan Documents, (d) impair the right of Mortgagee to obtain the appointment of a receiver; or (e) impair the enforcement of the Note or the Assignment of Leases and Rents executed in connection herewith.

           7.30 Exceptions to Exculpation. Notwithstanding the provisions of
Section 7.28 of this Mortgage to the contrary, Mortgagor and each Guarantor shall be personally liable to Mortgagee on a joint and several basis for the claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, or punitive damages, of whatever kind or nature (including, but not limited to reasonable attorneys' fees and other costs of defense) Mortgagee incurs due to: (a) fraud or intentional misrepresentation by Mortgagor or any person or entity acting on behalf of Mortgagor in connection with the execution and the delivery of this Mortgage and the other Loan Documents to which Mortgagor is a party; (b)misapplication or misappropriation of rents, tenant security deposits, or other revenues received by Mortgagor from the operation of the Property; (c) misapplication or misappropriation by Mortgagor of tenant security deposits or rents collected by Mortgagor in advance; (d) the misapplication or misappropriation of insurance proceeds or condemnation awards by Mortgagor; (e) any distributions, fees or commissions paid by Mortgagor after the occurrence and during the continuance of an Event of Default to any principal, Affiliate, partner or shareholder of Mortgagor in violation of the terms of this Mortgage or Loan Documents to which Mortgagor is a party (f) the waste, misapplication or misappropriation any of the Collateral,


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including the Property; (g) criminal acts or gross negligence perpetrated by
Mortgagor in respect of the Property; (h) any failure by Mortgagor under the Environmental Indemnity Agreement executed by Mortgagor in favor of Mortgagee to comply with the terms and provisions thereof; (i) Mortgagor selling the Property, or incurring debt or encumbrances against the Property without Mortgagee's prior written consent; (j) the costs of the enforcement of Mortgagee's rights and remedies hereunder or under the other Loan Documents; (i) Mortgagor or the Collateral Property and/or any Improvements, or any part thereof becoming an asset in (A) a voluntary bankruptcy or insolvency proceeding, or (B) an involuntary bankruptcy or insolvency proceeding commenced by any person or entity other than Mortgagee which is not dismissed within ninety (90) days of filing; (k) Mortgagor interfering with , hindering, preventing or attempting to prevent the enforcement of the rights and remedies under the Loan Documents; (1) failure of the Mortgagor to pay taxes, assessments or other charges which might create liens on any portion of the Property (to the full extent of any such taxes, assessments or other charges), (m) any loss which would have been covered by insurance required to be maintained under the terms of any of this Mortgage, which Mortgagor failed to maintain, and (n) any claim or cause of action by a contractor, material supplier or other person entitled to claim a mechanic's lien against the Property and/or any Improvements based upon an alleged failure by Mortgagor to pay claims due any such person related to the Property.

           7.31 Mortgagor's Early Satisfaction Right. Notwithstanding any other provision in this Mortgage, Mortgagee may satisfy this Mortgage including the Absolute Assignment of Leases, Rents and Income from Mortgagor to Mortgagee of even date herewith and all other liens and security interests created in this Mortgage, upon (i) payment to the Loan B Senior Lender and Loan B Senior Lender's acceptance of a satisfaction payment ("Satisfaction Payment") of Eight Million Five Hundred Thousand and no/100 Dollars ($8,500,000.00) whether or not there is a default under the Obligations or Senior Loan B Obligations, which satisfaction payment shall be applied to the Outstanding Principal Balance of the Note evidencing Senior Loan B, and (ii) Loan B Senior Lender's release of the Senior Amended and Restated Mortgage C, which release shall be by a Satisfaction of Mortgage recorded in the public records of Orange County, Florida. The satisfaction of this Mortgage shall also be by a Satisfaction of Mortgage recorded in the public records of Orange County, Florida. Mortgagor's right to such early satisfaction of this Mortgage in accordance with the provisions of this section is referred to as "MORTGAGOR'S EARLY SATISFACTION RIGHT"."

           7.32 Senior Loan. Notwithstanding anything to the contrary contained herein, this Mortgage is subject to the rights of the Senior Lender (as defined in the Loan Agreement) under the Senior Loan Documents (as defined in the Loan Agreement) pursuant to the terms and conditions of the Intercreditor Agreement (as defined in the Loan Agreement).

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           IN WITNESS WHEREOF, Mortgagor has caused this instrument to be executed and delivered as of the date first written above.

                                       THACKERAY CORPORATION,
                                       A DELAWARE CORPORATION

                                       By:  /s/ Jules Ross
                                            ------------------------------------
                                            Jules Ross